UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31, 2010

DATE OF REPORTING PERIOD: DECEMBER 31, 2010

Item 1.	Reports to Stockholders

The annual report to stockholders follows

First Investors

2010 ANNUAL REPORT

LIFE SERIES FUNDS

- Blue Chip
- Cash Management
- Discovery
- Government
- Growth & Income
- High Yield
- International
- Investment Grade
- Select Growth
- Target Maturity 2015
- Value

December 31, 2010

FOREWORD

This report is for the information of the shareholders of the Funds. It is the Funds’ practice to mail only one copy of their annual and semi-annual reports to all family members who reside at the same address and share the same last name. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 1-800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Portfolio Manager’s Letter
BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Life Blue Chip Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 10.2%, including dividends of 30.9 cents per share.

During the year, the equity markets settled into a more stable pattern of positive results, boosted by a slowly improving economy. However, the markets remained highly susceptible to short-term headline shocks, causing periods of high volatility. The environment remained more macro driven, as the Federal Reserve (the “Fed”), the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses.

The business community viewed many of these actions negatively, which had a chilling effect on entire sectors and industries. Government initiatives had a significant impact on industries such as health care, energy, financials and education, which saw their share prices fluctuate during the year. The catalyst for the significant rally at the end of the year was sparked by the Fed’s decision to take additional measures to stimulate growth in the form of further quantitative easing, or “QE2.” Additionally, better than expected growth of corporate profits and more encouraging economic data helped spur the markets during the year’s final months.

The Fund’s return lagged the S&P 500 Index during 2010, as its holdings in several sectors failed to keep pace. The worst performing sectors on a relative basis were consumer discretionary, information technology and industrials. Within consumer discretionary, H&R Block and retailers such as Best Buy and Staples were weak. Among technology companies, shares in companies such as software behemoth Microsoft and printer giant Hewlett-Packard detracted from performance. While the Fund benefited from a gain of more than 50% in Apple, the weighting was smaller than its weight in the benchmark Index. Within industrials, the Fund’s defense holdings such as Lockheed Martin were laggards. The Fund was also underexposed to many deep cyclical stocks that drove performance in the Index.

Another headwind the Fund faced is that it focuses primarily on the large-cap sector of the market, which generally lagged mid- and small-cap stocks. The Fund had a greater percentage of large-cap holdings than the S&P 500 Index.

Relative to the S&P 500 Index, the utilities sector was the top performer for the Fund — primarily because of our underweight position in the sector. The materials and financials sectors also turned in positive relative performance. Within materials, leading chemical company DuPont was a strong contributor and financials sector holdings in Berkshire Hathaway and insurer and asset manager Ameriprise Financial produced solid returns.

1

Portfolio Manager’s Letter (continued)
BLUE CHIP FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

2

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2010, and held for the entire six-month period ended December 31, 2010. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,197.94	$4.54
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.08	$4.18

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

4

Cumulative Performance Information (unaudited)
BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Blue Chip Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Blue Chip Fund beginning 12/31/00 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

5

Portfolio of Investments
BLUE CHIP FUND
December 31, 2010

Shares		Security	Value

		COMMON STOCKS—99.4%
		Consumer Discretionary—9.2%
27,300		Best Buy Company, Inc.	$ 936,117
53,150		Comcast Corporation – Special Class “A”	1,106,052
44,700		H&R Block, Inc.	532,377
18,300		Home Depot, Inc.	641,598
17,200	*	Kohl’s Corporation	934,648
54,900		Lowe’s Companies, Inc.	1,376,892
8,900		McDonald’s Corporation	683,164
13,700		Omnicom Group, Inc.	627,460
35,000		Staples, Inc.	796,950
17,500		Target Corporation	1,052,275
26,800		Time Warner, Inc.	862,156
16,100		Viacom, Inc. – Class “B”	637,721
32,200		Walt Disney Company	1,207,822

			11,395,232

		Consumer Staples—15.2%
31,200		Avon Products, Inc.	906,672
12,600		Clorox Company	797,328
27,700		Coca-Cola Company	1,821,829
13,200		Costco Wholesale Corporation	953,172
39,000		CVS Caremark Corporation	1,356,030
11,700		Kellogg Company	597,636
22,600		Kimberly-Clark Corporation	1,424,704
39,561		Kraft Foods, Inc. – Class “A”	1,246,567
31,300		Kroger Company	699,868
35,300		PepsiCo, Inc.	2,306,149
25,500		Philip Morris International, Inc.	1,492,515
28,140		Procter & Gamble Company	1,810,246
35,000		Walgreen Company	1,363,600
38,900		Wal-Mart Stores, Inc.	2,097,877

			18,874,193

		Energy—10.5%
31,100		Chevron Corporation	2,837,875
25,771		ConocoPhillips	1,755,005
14,700		Devon Energy Corporation	1,154,097
50,900		ExxonMobil Corporation	3,721,808
8,200		Hess Corporation	627,628

6

Shares		Security	Value

		Energy (continued)
25,300		Marathon Oil Corporation	$ 936,859
21,200		Noble Corporation	758,324
15,100		Schlumberger, Ltd.	1,260,850

			13,052,446

		Financials—13.9%
16,200		ACE, Ltd.	1,008,450
19,600		Allstate Corporation	624,848
28,200		American Express Company	1,210,344
16,000		Ameriprise Financial, Inc.	920,800
52,817		Bank of America Corporation	704,579
44,905		Bank of New York Mellon Corporation	1,356,131
16,800		Capital One Financial Corporation	715,008
15,300		Chubb Corporation	912,492
55,800		Hudson City Bancorp, Inc.	710,892
52,732		JPMorgan Chase & Company	2,236,892
9,300		M&T Bank Corporation	809,565
17,000		MetLife, Inc.	755,480
25,700		Morgan Stanley	699,297
14,100		Northern Trust Corporation	781,281
22,900		State Street Corporation	1,061,186
17,700		Travelers Companies, Inc.	986,067
26,500		U.S. Bancorp	714,705
34,000		Wells Fargo & Company	1,053,660

			17,261,677

		Health Care—15.1%
38,300		Abbott Laboratories	1,834,953
21,500	*	Amgen, Inc.	1,180,350
21,400		Bristol-Myers Squibb Company	566,672
9,400		C.R. Bard, Inc.	862,638
17,100	*	Gilead Sciences, Inc.	619,704
51,800		Johnson & Johnson	3,203,830
11,200	*	Life Technologies Corporation	621,600
8,200		McKesson Corporation	577,116
31,700		Medtronic, Inc.	1,175,753
34,200		Merck & Company. Inc.	1,232,568
23,700		Novartis AG (ADR)	1,397,115
107,157		Pfizer, Inc.	1,876,319
12,600		Quest Diagnostics, Inc.	680,022
18,900	*	St. Jude Medical, Inc.	807,975

7

Portfolio of Investments (continued)
BLUE CHIP FUND
December 31, 2010

Shares		Security	Value

		Health Care (continued)
14,800		Teva Pharmaceutical Industries, Ltd. (ADR)	$ 771,524
12,500	*	Thermo Fisher Scientific, Inc.	692,000
12,100	*	Zimmer Holdings, Inc.	649,528

			18,749,667

		Industrials—10.8%
13,200		3M Company	1,139,160
117,700		General Electric Company	2,152,733
16,800		Honeywell International, Inc.	893,088
13,500		Illinois Tool Works, Inc.	720,900
24,200		Ingersoll-Rand, PLC	1,139,578
20,700		ITT Corporation	1,078,677
9,100		Lockheed Martin Corporation	636,181
11,100		Northrop Grumman Corporation	719,058
16,300		Raytheon Company	755,342
31,700		Republic Services, Inc.	946,562
20,525		Tyco International, Ltd.	850,556
10,200		United Parcel Service, Inc. – Class “B”	740,316
19,700		United Technologies Corporation	1,550,784

			13,322,935

		Information Technology—18.7%
50,500	*	Activision Blizzard, Inc.	628,220
25,700	*	Adobe Systems, Inc.	791,046
5,100	*	Apple, Inc.	1,645,056
15,000		Automatic Data Processing, Inc.	694,200
29,800		CA, Inc.	728,312
93,500	*	Cisco Systems, Inc.	1,891,505
35,000	*	eBay, Inc.	974,050
40,800	*	EMC Corporation	934,320
43,000		Hewlett-Packard Company	1,810,300
86,300		Intel Corporation	1,814,889
12,400		International Business Machines Corporation	1,819,824
154,200		Microsoft Corporation	4,305,264
52,000		Oracle Corporation	1,627,600
24,100		QUALCOMM, Inc.	1,192,709
40,100	*	Symantec Corporation	671,274
23,000		Texas Instruments, Inc.	747,500
43,800		Western Union Company	813,366

			23,089,435

8

Shares or
Principal
Amount	Security		Value

	Materials—1.4%
27,800	Dow Chemical Company		$ 949,092
15,000	DuPont (E.I.) de Nemours & Company		748,200

			1,697,292

	Telecommunication Services—3.3%
61,700	AT&T, Inc.		1,812,746
61,700	Verizon Communications, Inc.		2,207,626

			4,020,372

	Utilities—1.3%
20,400	American Electric Power, Inc.		733,992
17,800	NextEra Energy, Inc.		925,422

			1,659,414

Total Value of Common Stocks (cost $89,990,231)			123,122,663

	SHORT-TERM INVESTMENTS—.5%
	Money Market Fund
$ 600M	First Investors Cash Reserve Fund, .19% (cost $600,000)**		600,000

Total Value of Investments (cost $90,590,231)		99.9%	123,722,663
Other Assets, Less Liabilities		.1	139,069

Net Assets		100.0%	$123,861,732

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
December 31, 2010 (see Note 3).

Summary of Abbreviations:
	ADR	American Depositary Receipts

9

Portfolio of Investments (continued)
BLUE CHIP FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$123,122,663	$—	$—	$123,122,663
Money Market Fund	600,000	—	—	600,000
Total Investments
in Securities*	$123,722,663	$—	$—	$123,722,663

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.
There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended
December 31, 2010.

10	See notes to financial statements

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Cash Management Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 0%. The Fund maintained a $1.00 net asset value per share throughout the year.

2010 was another challenging year for money market investors. During the year, the Federal Reserve (the “Fed”) remained vigilant in its efforts to preserve the broader economic recovery and maintained a substantial amount of liquidity in the market. As such, the Fed kept short-term interest rates at record lows, near zero, throughout the entire reporting period. This was the major factor in determining the Fund’s return.

In 2010, the Securities and Exchange Commission amended the rules regarding money market funds. These amendments were aimed at further reducing the risks of money market funds to shareholders by increasing the credit quality, portfolio liquidity and diversification of these funds. In an effort to meet these new requirements and to respond to the conditions in the market, the Fund continued to invest conservatively throughout the period. The Fund increased its holdings in U.S. Treasury and government obligations, which generally have the highest credit ratings and exceptional liquidity, although with a lower return.

First Investors Management Company (“FIMCO”), the investment adviser, continued to absorb a significant portion of expenses of the Fund and waived management fees in an effort to avoid a negative yield for Fund shareholders. FIMCO expects this situation to continue and consequently, the yield to shareholders should be at or near zero for the foreseeable future.

Although money market funds in general are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

11

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

12

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,000.00	$1.16
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.05	$1.17

*	Expenses are equal to the annualized expense ratio of .23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

13

Portfolio of Investments
CASH MANAGEMENT FUND
December 31, 2010

Principal		Interest
Amount	Security	Rate	*	Value

	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—39.7%
	U.S. Treasury Bills:
$ 4,200M	2/10/11	0.12%		$ 4,199,440
700M	3/17/11	0.13		699,815

Total Value of Short-Term U.S. Government Obligations (cost $4,899,255)				4,899,255

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—29.1%
	Fannie Mae:
400M	2/1/11	0.17		399,942
400M	2/9/11	0.18		399,922
226M	3/28/11	0.18		225,903
422M	3/28/11	0.20		421,798
325M	4/20/11	0.19		324,813
250M	Federal Farm Credit Bank, 7/11/11	0.28		255,218
	Federal Home Loan Bank:
300M	2/4/11	0.17		299,953
200M	2/9/11	0.15		199,968
400M	3/11/11	0.16		399,877
660M	Freddie Mac, 5/2/11	0.20		659,556

Total Value of U.S. Government Agency Obligations (cost $3,586,950)				3,586,950

	CORPORATE NOTES—19.7%
430M	Archer-Daniels-Midland, Co., 2/17/11 (a)	0.23		429,871
400M	Coca-Cola Co., 2/7/11 (a)	0.24		399,901
100M	General Electric Capital Corp., 2/1/11	0.73		100,375
300M	Johnson & Johnson 3/21/11 (a)	0.19		299,875
400M	New Jersey Natural Gas Co., 1/21/11	0.18		399,960
400M	PepsiCo, Inc., 2/14/11 (a)	0.16		399,922
400M	Walt Disney Co., 2/22/11 (a)	0.17		399,902

Total Value of Corporate Notes (cost $2,429,806)				2,429,806

14

Principal			Interest
Amount	Security		Rate	*	Value

	VARIABLE AND FLOATING RATE NOTES—12.9%
$ 400M	Federal Farm Credit Bank, 9/20/11		0.24%		$ 400,000
300M	Freddie Mac, 11/9/11		0.18		299,856
400M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/30		0.28		400,000
	Valdez, Alaska Marine Terminal Rev.:
300M	Exxon Pipeline Co., Project B 12/1/33		0.25		300,000
200M	Exxon Pipeline Co., Project C 12/1/33		0.25		200,000

Total Value of Variable and Floating Rate Notes (cost $1,599,856)					1,599,856

Total Value of Investments (cost $12,515,867)		101.4%			12,515,867
Excess of Liabilities Over Other Assets		(1.4)			(176,993)

Net Assets		100.0%			$12,338,874

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2010.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

15

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Short-Term U.S. Government
Obligations	$—	$4,899,255	$—	$4,899,255
U.S. Government Agency
Obligations	—	3,586,950	—	3,586,950
Corporate Notes	—	2,429,806	—	2,429,806
Variable and Floating
Rate Notes:
Municipal Bonds	—	900,000	—	900,000
U.S. Government Agency
Obligations	—	699,856	—	699,856
Total Investments in
Securities	$—	$12,515,867	$—	$12,515,867

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

16	See notes to financial statements

Portfolio Managers’ Letter
DISCOVERY FUND

Dear Investor:

This is the annual report for the First Investors Life Discovery Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 26.6%, including dividends of 22.3 cents per share.

The year 2010 was another strong one for equity returns. Small-cap stocks continued to significantly outperform large-cap stocks, with the Russell 2000 Index beating the S&P 500 Index by nearly 12%. The stock market remained volatile, however, and experienced a sharp summer correction before rallying from late August through year end. In our view, the primary drivers of the ensuing rally were low valuations after the summer sell-off; better-than-expected corporate earnings growth; heightened mergers and acquisition (“M&A”) activity; expansionary monetary policy; and, finally, a recognition that the economy had not fallen back into recession.

The Fund’s top performing sector for the year was materials, which returned 47.3%. Innospec, a “special situation” purchased during the financial crisis, rose 102%. Innospec makes additives for diesel fuel and benefited from strong demand from emerging markets. Westlake Chemical, an integrated producer of petrochemicals, rose 81%. Westlake uses natural gas for its feedstock, and has profited from the increased price differential between oil and natural gas.

Health care was the Fund’s second-best performing sector, returning 41.3%. The sector had fallen out of favor during the debate over health care reform. We added to two existing positions, Endo Pharmaceuticals and Magellan Health Care, and initiated a third position in AMERIGROUP, all at valuations of less than 10 times free cash flow. We had followed each of these companies for several years, and felt quite comfortable with their business plans, management teams and ability to generate cash flow over time. When health care legislation finally passed, the market once again focused on each company’s individual financial prospects, and the three stocks were top performers for the Fund.

The Fund also benefited from the increased pace of M&A activity during the period. Two of the Fund’s positions were acquired in 2010: Sybase and American Italian Pasta Company.

Industrials was the Fund’s most challenging sector during the reporting period. The Fund was underweight the industrials sector in 2010, and instead chose to invest more heavily in materials and energy companies. The companies that the Fund did have in the sector underperformed, returning 10.5%.

17

Portfolio Managers’ Letter (continued)
DISCOVERY FUND

The Fund’s financials sector positions also underperformed, returning 12.4%. In 2009, financials was our top performing sector due to our decision to avoid bank stocks. This year, as bank stocks recovered from the financial crisis, the Fund’s lack of exposure to the industry had a negative impact on results. Performance in financials was also affected by a slowdown in trading volumes at two of our brokerage holdings, Piper Jaffray and Knight Capital Group.

The fourth quarter saw a strong rally in small-cap stocks. Given the recent run-up, we view the market with a certain degree of caution; we do not believe that volatility in the equity markets is behind us. Nonetheless, we are happy with the valuations we are finding, and believe that low interest rates and a resurgent M&A market will help us to realize value going forward.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

18

Fund Expenses (unaudited)
DISCOVERY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,299.80	$4.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.13	$4.13

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

19

Cumulative Performance Information (unaudited)
DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Discovery Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Discovery Fund beginning 12/31/00 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

20

Portfolio of Investments
DISCOVERY FUND
December 31, 2010

Shares		Security	Value

		COMMON STOCKS—94.3%
		Consumer Discretionary—13.0%
173,100		American Eagle Outfitters, Inc.	$ 2,532,453
85,000	*	Big Lots, Inc.	2,589,100
124,100	*	Career Education Corporation	2,572,593
602,800	*	CKX, Inc.	2,429,284
100,900		Foot Locker, Inc.	1,979,658
86,700		Men’s Wearhouse, Inc.	2,165,766
48,700		Phillips Van-Heusen Corporation	3,068,587
213,000		Regal Entertainment Group – Class “A”	2,500,620

			19,838,061

		Consumer Staples—2.7%
165,200	*	Dole Food Company, Inc.	2,231,852
29,200		J. M. Smucker Company	1,916,980

			4,148,832

		Energy—11.1%
74,200	*	Carrizo Oil & Gas, Inc.	2,559,158
129,800		EXCO Resources, Inc.	2,520,716
147,100	*	Matrix Service Company	1,791,678
108,700	*	Plains Exploration & Production Company	3,493,618
172,300	*	Resolute Energy Corporation	2,543,148
33,200		SM Energy Company	1,956,476
16,900	*	Whiting Petroleum Corporation	1,980,511

			16,845,305

		Financials—14.2%
6,939	*	Alleghany Corporation	2,125,902
51,200		American Financial Group, Inc.	1,653,248
325,000		Anworth Mortgage Asset Corporation (REIT)	2,275,000
83,300	*	EZCORP, Inc. – Class “A”	2,259,929
54,100		Harleysville Group, Inc.	1,987,634
91,700		Jefferies Group, Inc.	2,441,971
204,000	*	Knight Capital Group, Inc. – Class “A”	2,813,160
3,400	*	Markel Corporation	1,285,642
274,800		MFA Financial, Inc. (REIT)	2,242,368
39,200		Mid-America Apartment Communities, Inc. (REIT)	2,488,808

			21,573,662

21

Portfolio of Investments (continued)
DISCOVERY FUND
December 31, 2010

Shares		Security	Value

		Health Care—12.7%
63,200	*	AMERIGROUP Corporation	$ 2,775,744
82,300	*	Endo Pharmaceuticals Holdings, Inc.	2,938,933
51,100	*	Life Technologies Corporation	2,836,050
54,200	*	Magellan Health Services, Inc.	2,562,576
41,000	*	MEDNAX, Inc.	2,758,890
126,800	*	Myriad Genetics, Inc.	2,896,112
97,800		PerkinElmer, Inc.	2,525,196

			19,293,501

		Industrials—6.4%
30,700	*	Alliant Techsystems, Inc.	2,285,001
88,000	*	EMCOR Group, Inc.	2,550,240
44,900	*	FTI Consulting, Inc.	1,673,872
45,000	*	Oshkosh Corporation	1,585,800
11,300		Precision Castparts Corporation	1,573,073

			9,667,986

		Information Technology—18.0%
299,200	*	Brightpoint, Inc.	2,612,016
191,600	*	Compuware Corporation	2,235,972
185,100	*	Convergys Corporation	2,437,767
67,000	*	Cymer, Inc.	3,019,690
88,900	*	Diodes, Inc.	2,399,411
75,500		EarthLink, Inc.	649,300
45,400		Fair Isaac Corporation	1,060,998
246,100	*	Lawson Software, Inc.	2,276,425
54,300		Lender Processing Services, Inc.	1,602,936
88,200	*	Microsemi Corporation	2,019,780
170,800	*	QLogic Corporation	2,907,016
56,000	*	Verigy, Ltd.	729,120
228,300	*	Vishay Intertechnology, Inc.	3,351,444

			27,301,875

22

Shares or
Principal
Amount		Security		Value

		Materials—14.3%
48,100		AptarGroup, Inc.		$ 2,288,117
157,000	*	Chemtura Corporation		2,508,860
26,600		Compass Minerals International, Inc.		2,374,582
87,100	*	Innospec, Inc.		1,776,840
96,300		Olin Corporation		1,976,076
42,000		Schnitzer Steel Industries, Inc. – Class “A”		2,788,380
84,100		Sensient Technologies Corporation		3,088,993
89,400	*	Smurfit-Stone Container Corporation		2,288,640
59,700		Westlake Chemical Corporation		2,595,159

				21,685,647

		Telecommunication Services—1.0%
222,074	*	Premiere Global Services, Inc.		1,510,103

		Utilities—.9%
77,100		CMS Energy Corporation		1,434,060

Total Value of Common Stocks (cost $106,946,542)				143,299,032

		SHORT-TERM INVESTMENTS—6.0%
		Money Market Fund
$ 9,070M		First Investors Cash Reserve Fund, .19% (cost $9,070,000)**		9,070,000

Total Value of Investments (cost $116,016,542)			100.3%	152,369,032
Excess of Liabilities Over Other Assets			(.3)	(474,596)

Net Assets			100.0%	$151,894,436

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
December 31, 2010 (see Note 3).

Summary of Abbreviations:

	REIT	Real Estate Investment Trust

23

Portfolio of Investments (continued)
DISCOVERY FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$143,299,032	$—	$—	$143,299,032
Money Market Fund	9,070,000	—	—	9,070,000
Total Investments
in Securities*	$152,369,032	$—	$—	$152,369,032

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended
December 31, 2010.

24	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Government Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 4.8%, including dividends of 42.3 cents per share.

The Fund invests in securities and debt issued or guaranteed by the U.S. government and its agencies. These include mortgage-backed bonds guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac); debt issued by these and other agencies; and U.S. Treasury securities. The investments held by the Fund all have the highest possible credit rating (AAA).

As the review period began, most forecasters expected interest rates in the United States to rise as the economy’s recovery gained strength. In fact, interest rates moved sharply lower from April to October, reaching levels only seen in the past 50 years in the period immediately following Lehman’s bankruptcy, as investors reacted to disappointing economic data, fears of deflation and the sovereign debt crisis in Europe. In the fourth quarter, interest rates reversed direction and moved sharply higher as the economic outlook improved, following additional Federal Reserve action, the November elections and additional fiscal stimulus. For the year, the benchmark 10-year U.S. Treasury interest rate fell to 3.3% from 3.8%.

Reflecting the positive impact of declining interest rates, the Treasury market had a total return for the review period of 5.9%, according to Bank of America Merrill Lynch. The mortgage-backed market returned 5.7%. It slightly underperformed the Treasury market due to an elevated level of prepayments on mortgage-backed securities as residential mortgage rates fell to generational lows in October. Lastly, the U.S. agency market gained 4.6% in 2010.

The Fund was conservatively positioned with respect to interest rate risk relative to its benchmark, the Citigroup Government/Mortgage Index. In particular, on average the Fund had 67% of its assets invested in mortgage-backed bonds and only 5% in U.S. Treasuries, a substantial underweight of Treasuries and overweight of mortgage-backed securities versus the benchmark. In addition, the Fund had an average of 3% of its assets in cash equivalents during the year. These two factors contributed to the Fund’s slight underperformance versus the benchmark as the Treasury market outperformed the mortgage-backed market, and cash equivalents provided virtually no return in 2010 versus the benchmark’s 5.6% gain.

25

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

26

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,005.83	$3.94
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.28	$3.97

*	Expenses are equal to the annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

27

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/00 with a theoretical investment in the Citigroup Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 4.66%, 5.11% and 5.07%, respectively.

The returns shown do not reflect any sales charge, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

28

Portfolio of Investments
GOVERNMENT FUND
December 31, 2010

Principal
Amount	Security	Value

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—66.3%
	Fannie Mae—15.2%
$ 1,224M	5%, 1/1/2035 – 4/1/2039	$ 1,289,936
2,297M	5.5%, 9/1/2033 – 10/1/2039	2,478,304
210M	9%, 11/1/2026	245,238
169M	11%, 10/1/2015	196,750

		4,210,228

	Freddie Mac—8.8%
885M	5.5%, 1/1/2040	943,520
1,374M	6%, 8/1/2032 – 12/1/2038	1,501,179

		2,444,699

	Government National Mortgage Association I
	Program—42.3%
1,498M	4%, 10/15/2040 – 12/15/2040	1,511,954
3,424M	4.5%, 6/15/2039 – 8/15/2040 (a)	3,568,788
2,849M	5%, 6/15/2033 – 6/15/2040	3,041,350
2,640M	5.5%, 2/15/2033 – 4/15/2039	2,880,973
312M	6%, 11/15/2032 – 4/15/2036	346,959
323M	6.5%, 8/15/2032	366,955

		11,716,979

Total Value of Residential Mortgage-Backed Securities (cost $17,826,589)		18,371,906

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—18.4%
1,000M	Fannie Mae, 1.625%, 2015	975,799
	Federal Farm Credit Bank:
1,000M	1.75%, 2013	1,019,300
1,000M	1.5%, 2015	972,001
1,000M	Freddie Mac, 3%, 2014	1,053,571
1,000M	Tennessee Valley Authority, 4.5%, 2018	1,085,654

Total Value of U.S. Government Agency Obligations (cost $5,085,064)		5,106,325

	U.S. GOVERNMENT FDIC
	GUARANTEED DEBT—7.5%
1,000M	Bank of America Corp, 3.125%, 2012	1,036,083
1,000M	JPMorgan Chase & Co., 2.125%, 2012	1,028,040

Total Value of U.S. Government FDIC Guaranteed Debt (cost $2,040,100)		2,064,123

29

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2010

Principal
Amount	Security		Value

	U.S. GOVERNMENT OBLIGATIONS—6.1%
$ 591M	FDA Queens LP, 6.99%, 2017 (b)		$ 669,781
1,000M	U.S. Treasury Note, 2.375%, 2015		1,030,787

Total Value of U.S. Government Obligations (cost $1,670,998)			1,700,568

Total Value of Investments (cost $26,622,751)		98.3%	27,242,922
Other Assets, Less Liabilities		1.7	476,485

Net Assets		100.0%	$27,719,407

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Residential Mortgage-
Backed Securities	$—	$18,371,906	$—	$18,371,906
U.S. Government Agency
Obligations	—	5,106,325	—	5,106,325
U.S. Government FDIC
Guaranteed Debt	—	2,064,123	—	2,064,123
U.S. Government
Obligations	—	1,700,568	—	1,700,568
Total Investments
in Securities	$—	$27,242,922	$—	$27,242,922

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

30	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Growth & Income Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 16.2%, including dividends of 27.2 cents per share.

The Fund’s performance was the result of strong equity market gains, especially during the final quarter of the year. Over the entire period under review, the equity markets settled into a more stable pattern of positive results, boosted by a slowly improving economy. The Fund’s returns reflected that performance. However, the markets remained highly susceptible to short-term headline shocks, causing periods of high volatility. The environment remained more macro driven, as the Federal Reserve (the “Fed”), the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses.

The business community viewed many of these actions negatively, which had a chilling effect on entire sectors and industries. Government initiatives had a significant impact on industries such as health care, energy, financials and education, which saw their share prices fluctuate during the year. The catalyst for the significant rally at the end of the year was sparked by the Fed’s decision to take additional measures to stimulate growth in the form of further quantitative easing, or “QE2.” Additionally, better than expected growth of corporate profits and more encouraging economic data helped spur the markets during the year’s final months.

The Fund’s weightings in the consumer discretionary, consumer staples and industrials sectors increased throughout the year. These areas demonstrated solid growth in earnings and benefited from cost control programs, share repurchases and mergers and acquisition activity. Overall stock selection and weightings benefited the Fund’s relative performance, most notably within these sectors. Additional areas of contribution came from investments in the basic materials and financials sectors. Areas of weakness were in the energy sector, as well as technology, where long-term holdings of larger companies lagged the S&P 500 Index.

The Fund has continued to maintain a diverse market capitalization allocation, ending the year with 57% large cap, 13% mid cap and 30% small cap, according to Lipper’s market capitalization ranges. This is consistent with the Fund’s long-term strategy. While the large-cap segment underperformed the S&P 500 Index, the mid- and small-cap components delivered strong absolute and relative results.

Notable individual performers within industrials demonstrated the strength of the multi-cap approach. The overall top performers were two investments in ocean freight container leasing companies, both small cap, TAL International and Textainer Group. Both benefited from a strong resurgence of global commerce, positively impacting

31

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

their pricing and utilization, and causing earnings to rise dramatically. Honeywell, United Technologies, 3M and Caterpillar were the top larger-cap companies.

The Fund also benefited from its diverse investments in other smaller- and mid-cap names as well. Shares of aerospace electronic components maker Esterline Technologies, flooring and ceiling tile maker Armstrong Worldwide and motor and compressor maker Baldor Electric were top contributors. Baldor is in fact the subject of a pending takeover offer from Swiss conglomerate ABB Ltd. Among consumer discretionary names, shares of auto parts makers Borg Warner and TRW Automotive were dramatic contributors, each rising in excess of 100% for the year. Among consumer staples, shares of spice and flavorings maker McCormick, and tobacco giants Altria Group and Philip Morris International led performers.

Among other factors influencing returns during the period was the strength of “growth” investments over “value.” With our investment strategy, valuation metrics tend to be important in our process, as we have followed a “growth at a reasonable price” philosophy. These stocks have tended to have a more “value” bias, and the market’s shift had a negative impact. In addition, shares of dividend-paying issues also lagged. As the Fund believes strongly in the value of dividends, and had more than 80% of its portfolio invested in dividend-paying companies, this headwind created a challenge to achieve relative performance gains during the year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

32

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,243.74	$4.64
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.08	$4.18

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

33

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/00 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

34

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2010

Shares		Security	Value

		COMMON STOCKS—99.8%
		Consumer Discretionary—17.0%
59,100		American Greetings Corporation – Class “A”	$ 1,309,656
21,600		Best Buy Company, Inc.	740,664
31,800	*	BorgWarner, Inc.	2,301,048
91,369		Brown Shoe Company, Inc.	1,272,770
80,885		CBS Corporation – Class “B”	1,540,859
22,361	*	CEC Entertainment, Inc.	868,278
20,064		Coach, Inc.	1,109,740
45,700	*	GameStop Corporation – Class “A”	1,045,616
31,800		Guess?, Inc.	1,504,776
113,000		H&R Block, Inc.	1,345,830
45,800		Home Depot, Inc.	1,605,748
36,500		Limited Brands, Inc.	1,121,645
76,100		Lincoln Educational Services Corporation	1,180,311
24,300		McDonald’s Corporation	1,865,268
133,800	*	Morgans Hotel Group Company	1,213,566
114,343		Newell Rubbermaid, Inc.	2,078,756
7,100		NIKE, Inc. – Class “B”	606,482
6,700		Oxford Industries, Inc.	171,587
162,400	*	Pier 1 Imports, Inc.	1,705,200
129,145	*	Ruby Tuesday, Inc.	1,686,634
39,498	*	Steiner Leisure, Ltd.	1,844,557
191,870		Stewart Enterprises, Inc. – Class “A”	1,283,610
40,100	*	TRW Automotive Holdings Corporation	2,113,270
40,500		Tupperware Brands Corporation	1,930,635
62,583		Wyndham Worldwide Corporation	1,874,987

			35,321,493

		Consumer Staples—11.5%
116,100		Altria Group, Inc.	2,858,382
50,900		Avon Products, Inc.	1,479,154
35,789		Coca-Cola Company	2,353,843
55,700		CVS Caremark Corporation	1,936,689
16,500	*	Dole Food Company, Inc.	222,915
27,100		McCormick & Company, Inc.	1,260,963
70,427		Nu Skin Enterprises, Inc. – Class “A”	2,131,121
21,600		PepsiCo, Inc.	1,411,128
62,300		Philip Morris International, Inc.	3,646,419
25,713		Procter & Gamble Company	1,654,117

35

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2010

Shares		Security	Value

		Consumer Staples (continued)
47,100		Snyders-Lance, Inc.	$ 1,104,024
39,400		Walgreen Company	1,535,024
41,564		Wal-Mart Stores, Inc.	2,241,546

			23,835,325

		Energy—7.1%
11,000		Chevron Corporation	1,003,750
23,818		ConocoPhillips	1,622,006
21,700		Ensco, PLC (ADR)	1,158,346
38,611		ExxonMobil Corporation	2,823,236
39,322		Marathon Oil Corporation	1,456,094
58,400		Noble Corporation	2,088,968
22,294		Sasol, Ltd. (ADR)	1,160,403
10,000		Schlumberger, Ltd.	835,000
68,107		Suncor Energy, Inc.	2,607,817

			14,755,620

		Financials—13.5%
35,306		American Express Company	1,515,333
35,500		Ameriprise Financial, Inc.	2,043,025
68,400		Brookline Bancorp, Inc.	742,140
18,405		Capital One Financial Corporation	783,317
29,143		Discover Financial Services	540,020
113,500		Financial Select Sector SPDR Fund (ETF)	1,810,325
42,737		First Mercury Financial Corporation	700,887
85,500		FirstMerit Corporation	1,692,045
13,600	*	FXCM, Inc. – Class “A”	180,200
123,100		Hudson City Bancorp, Inc.	1,568,294
11,600		IBERIABANK Corporation	685,908
37,800		Invesco, Ltd.	909,468
49,456		JPMorgan Chase & Company	2,097,924
24,500		M&T Bank Corporation	2,132,725
48,113		Morgan Stanley	1,309,155
133,900		New York Community Bancorp, Inc.	2,524,015
75,700		NewAlliance Bancshares, Inc.	1,133,986
56,900		SPDR KBW Regional Banking (ETF)	1,505,005
103,279	*	Sunstone Hotel Investors, Inc. (REIT)	1,066,872

36

Shares		Security	Value

		Financials (continued)
29,688		U.S. Bancorp	$ 800,685
68,600		Urstadt Biddle Properties – Class “A” (REIT)	1,334,270
31,367		Wells Fargo & Company	972,063

			28,047,662

		Health Care—8.6%
44,100		Abbott Laboratories	2,112,831
13,446	*	Amgen, Inc.	738,185
15,730		Baxter International, Inc.	796,253
24,000	*	Genzyme Corporation	1,708,800
33,900	*	Gilead Sciences, Inc.	1,228,536
48,375		Johnson & Johnson	2,991,994
22,800		Medtronic, Inc.	845,652
28,043		Merck & Company. Inc.	1,010,670
148,482		Pfizer, Inc.	2,599,920
34,953		Sanofi-Aventis (ADR)	1,126,535
18,500	*	St. Jude Medical, Inc.	790,875
32,643	*	Thermo Fisher Scientific, Inc.	1,807,116

			17,757,367

		Industrials—16.9%
32,394		3M Company	2,795,602
36,895	*	Altra Holdings, Inc.	732,735
50,100		Armstrong World Industries, Inc.	2,154,300
23,300		Baldor Electric Company	1,468,832
21,800		Caterpillar, Inc.	2,041,788
54,537	*	Chicago Bridge & Iron Company NV – NY Shares	1,794,267
24,000	*	Esterline Technologies Corporation	1,646,160
47,600	*	Generac Holdings, Inc.	769,692
36,796		General Electric Company	672,999
38,640		Honeywell International, Inc.	2,054,102
39,153		IDEX Corporation	1,531,665
15,700		Lockheed Martin Corporation	1,097,587
50,419	*	Mobile Mini, Inc.	992,750
17,118		Northrop Grumman Corporation	1,108,904
57,768	*	PGT, Inc.	141,532
21,900		Raytheon Company	1,014,846
28,950		Republic Services, Inc.	864,447
36,000		Snap-on, Inc.	2,036,880
114,600		TAL International Group, Inc.	3,537,702

37

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2010

Shares		Security	Value

		Industrials (continued)
55,000		Textainer Group Holdings, Ltd.	$ 1,566,950
64,368		Tyco International, Ltd.	2,667,410
28,700		United Technologies Corporation	2,259,264

			34,950,414

		Information Technology—16.4%
45,400		Avago Technologies, Ltd.	1,292,538
160,400	*	Brocade Communications Systems, Inc.	848,516
19,400	*	CACI International, Inc. – Class “A”	1,035,960
87,700	*	Cisco Systems, Inc.	1,774,171
26,400	*	CommScope, Inc.	824,208
100,000	*	EMC Corporation	2,290,000
51,240		Hewlett-Packard Company	2,157,204
55,352		Intel Corporation	1,164,053
30,729		International Business Machines Corporation	4,509,788
43,900		Intersil Corporation – Class “A”	670,353
129,800		Microsoft Corporation	3,624,016
103,100		National Semiconductor Corporation	1,418,656
53,825	*	NCI, Inc. – Class “A”	1,237,437
70,855	*	Parametric Technology Corporation	1,596,363
59,788		QUALCOMM, Inc.	2,958,908
48,650	*	SRA International, Inc. – Class “A”	994,892
95,160	*	Symantec Corporation	1,592,978
57,400		Tyco Electronics, Ltd.	2,031,960
105,200		Western Union Company	1,953,564

			33,975,565

		Materials—6.0%
48,700		Bemis Company, Inc.	1,590,542
34,700		Buckeye Technologies, Inc.	729,047
31,400		Celanese Corporation – Series “A”	1,292,738
22,670		Freeport-McMoRan Copper & Gold, Inc.	2,722,440
37,800		Olin Corporation	775,656
11,600		Praxair, Inc.	1,107,452
73,920		RPM International, Inc.	1,633,632
16,700		Schweitzer-Mauduit International, Inc.	1,050,764
72,964		Temple-Inland, Inc.	1,549,755

			12,452,026

38

Shares or
Principal
Amount	Security		Value

	Telecommunication Services—2.4%
71,083	AT&T, Inc.		$ 2,088,419
82,200	Verizon Communications, Inc.		2,941,116

			5,029,535

	Utilities—.4%
24,126	Atmos Energy Corporation		752,731

Total Value of Common Stocks (cost $179,261,272)			206,877,738

	SHORT-TERM INVESTMENTS—.1%
	Money Market Fund
$ 275M	First Investors Cash Reserve Fund, .19% (cost $275,000)**		275,000

Total Value of Investments (cost $179,536,272)		99.9%	207,152,738
Other Assets, Less Liabilities		.1	147,600

Net Assets		100.0%	$207,300,338

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
December 31, 2010 (see Note 3).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

39

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$206,877,738	$—	$—	$206,877,738
Money Market Fund	275,000	—	—	275,000
Total Investments in
Securities*	$207,152,738	$—	$—	$207,152,738

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

40	See notes to financial statements

Portfolio Manager’s Letter
HIGH YIELD FUND

Dear Investor:

This is the annual report for the First Investors Life High Yield Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 13.7%, including dividends of 49.4 cents per share.

In 2010, the U.S. high yield market had a very positive tone and attractive, double-digit returns. Within high yield, risk was rewarded, with CCC credits outperforming BB and B credits for the year. Positive trends that were begun in 2009 continued in 2010. Most notably, new issuance remained robust as high yield companies issued a record $284 billion in bonds for the year, using the majority of proceeds to refinance existing debt and improve their balance sheets. Default rates continued to trend lower with the par-weighted high yield bond default rate ending 2010 at 0.8% for the full year, according to JP Morgan. In this environment, the Fund generated strong performance for the year, in line with the Bank of America Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

However, the Fund’s performance did not come from merely mirroring the Index. Rather, the Fund maintained a low exposure to certain more speculative — but high returning — industries such as banking, insurance and diversified financial services. The Fund made up for underexposure in these sectors with strong credit selection in industries as diverse as energy, gaming, health care, leisure and homebuilding.

Fund and market returns were positive in each month with just two exceptions —May and November — when headline news outside the high yield bond sector rocked markets. Although the high yield market suffered a downdraft in both months, followed by a rapid recovery, the two situations were not entirely analogous for other fixed income investments. In May, Greek sovereign debt fears, rising tensions on the Korean peninsula and fallout from the BP oil spill prompted investors to de-risk their portfolios. High yield declined, greatly underperforming Treasuries, which enjoyed strong gains as a result of a flight to quality.

By November, however, headline risk led to different results that we think are more indicative of what we may experience in the coming year. Once again, investors were made nervous by the weakness of European sovereign debt — this time in Ireland. However, Ireland was not alone. The Federal Reserve issued their second round of Quantitative Easing, dubbed “QE2,” causing investors to fear that the U.S. government might be borrowing more than it ought to, leading potentially to U.S. inflation and to rising government rates down the road. This time, so-called risky assets such as high yield bonds sold off modestly in November and bounced back in December, while higher-rated bonds, especially Treasuries, were hit hard over the two-month period.

41

Portfolio Manager’s Letter (continued)
HIGH YIELD FUND

In short, investors have become nervous that a rising interest rate environment could hurt high-rated bond investments, particularly government bonds, in 2011. High yield bond investments, by contrast, are more sensitive to the individual credit risk of the companies borrowing money through the bond market than to interest rate risk. We believe this is particularly true when, as now, high yield bond yields offer an attractively wide spread over current government rates, creating room for the high yield bond market to “absorb” potential interest rate increases without backing up in price. As a result, despite unprecedented returns of the last two years, we believe high yield remains an attractive asset class for 2011.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

42

Fund Expenses (unaudited)
HIGH YIELD FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,095.48	$4.54
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.87	$4.38

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

43

Cumulative Performance Information (unaudited)
HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series High Yield Fund and the Bank of America (“BofA”) Merrill Lynch BB-B US Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series High Yield Fund beginning 12/31/00 with a theoretical investment in the BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Bank of America Merrill Lynch and all other figures are from First Investors Management Company, Inc.

44

Portfolio of Investments
HIGH YIELD FUND
December 31, 2010

Principal
Amount	Security	Value

	CORPORATE BONDS—95.9%
	Aerospace/Defense—.1%
$ 100M	Spirit Aerosystems, Inc., 6.75%, 2020 (a)	$ 100,500

	Automotive—2.8%
425M	Cooper Tire & Rubber Co., 8%, 2019	442,000
300M	Cooper-Standard Automotive, Inc., 8.5%, 2018 (a)	319,500
	Goodyear Tire & Rubber Co.:
350M	10.5%, 2016	400,750
225M	8.25%, 2020	234,000
250M	Navistar International Corp., 8.25%, 2021	270,000
300M	Oshkosh Corp., 8.5%, 2020	330,750

		1,997,000

	Building Materials—3.3%
350M	Associated Materials, LLC, 9.125%, 2017 (a)	366,625
	Building Materials Corp.:
200M	6.875%, 2018 (a)	199,000
575M	7.5%, 2020 (a)	587,938
350M	Interface, Inc., 7.625%, 2018 (a)	363,125
250M	Mohawk Industries, Inc., 6.875%, 2016	269,375
500M	Texas Industries, Inc., 9.25%, 2020 (a)	533,750

		2,319,813

	Capital Goods—.6%
375M	Belden CDT, Inc., 9.25%, 2019	412,969

	Chemicals—4.3%
200M	Chemtura Corp., 7.875%, 2018 (a)	213,000
300M	Ferro Corp., 7.875%, 2018	318,000
950M	Georgia Gulf Corp., 9%, 2017 (a)	1,035,500
425M	Lyondell Chemical Co., 11%, 2018	483,438
200M	PolyOne Corp., 7.375%, 2020	207,750
	Solutia, Inc.:
525M	8.75%, 2017	577,500
175M	7.875%, 2020	188,125

		3,023,313

45

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2010

Principal
Amount	Security	Value

	Consumer Durables—1.1%
	Sealy Mattress Co.:
$ 500M	8.25%, 2014	$ 513,750
228M	10.875%, 2016 (a)	258,780

		772,530

	Consumer Non-Durables—1.8%
350M	Acco Brands Corp., 10.625%, 2015	395,500
125M	Easton-Bell Sports, Inc., 9.75%, 2016	137,812
75M	Hanesbrands, Inc., 6.375%, 2020 (a)	71,625
325M	Jarden Corp., 7.5%, 2020	340,437
325M	Phillips-Van Heusen Corp., 7.375%, 2020	346,937

		1,292,311

	Energy—13.8%
	Anadarko Petroleum Corp.:
325M	6.375%, 2017	354,510
225M	6.95%, 2019	252,845
	Berry Petroleum Co.:
375M	10.25%, 2014	432,187
400M	8.25%, 2016	419,000
	Chesapeake Energy Corp.:
250M	9.5%, 2015	283,125
275M	7.25%, 2018	286,000
	Concho Resources, Inc.:
325M	8.625%, 2017	355,875
75M	7%, 2021	77,062
	Consol Energy, Inc.:
225M	8%, 2017 (a)	240,750
600M	8.25%, 2020 (a)	651,000
75M	Continental Resources, 7.125%, 2021 (a)	79,125
75M	Copano Energy, LLC, 7.75%, 2018	76,875
675M	Crosstex Energy, LP, 8.875%, 2018	726,469
175M	Denbury Resources, Inc., 8.25%, 2020	190,750
	El Paso Corp.:
575M	7%, 2017	609,681
50M	7.75%, 2032	49,987
100M	Encore Acquisition Co., 9.5%, 2016	111,500
550M	Expro Finance Luxembourg SCA, 8.5%, 2016 (a)	528,000
	Ferrellgas Partners, LP:
475M	9.125%, 2017	524,875
350M	8.625%, 2020	378,000

46

Principal
Amount	Security	Value

	Energy (continued)
$ 450M	Genesis Energy, LP, 7.875%, 2018 (a)	$ 448,875
275M	Helix Energy Solutions Group, Inc., 9.5%, 2016 (a)	283,937
	Hilcorp Energy I, LP:
25M	7.75%, 2015 (a)	25,938
225M	9%, 2016 (a)	239,062
575M	8%, 2020 (a)	611,656
325M	Inergy, LP, 7%, 2018 (a)	329,062
200M	Linn Energy, LLC, 9.875%, 2018	220,000
150M	Penn Virginia Corp., 10.375%, 2016	168,000
	Quicksilver Resources, Inc.:
75M	8.25%, 2015	78,187
300M	11.75%, 2016	351,000
250M	9.125%, 2019	275,625
100M	Whiting Petroleum Corp., 6.5%, 2018	101,500

		9,760,458

	Financials—3.3%
175M	Ally Financial, Inc., 8%, 2020	191,625
	Ford Motor Credit Co., LLC:
375M	8.7%, 2014	422,649
150M	5.625%, 2015	155,482
175M	6.625%, 2017	184,169
50M	GMAC, LLC, 8%, 2031	54,125
	International Lease Finance Corp.:
200M	6.375%, 2013	206,000
100M	6.625%, 2013	102,625
175M	8.625%, 2015 (a)	188,563
275M	8.75%, 2017 (a)	295,625
75M	8.25%, 2020	77,344
425M	Pinafore, LLC, 9%, 2018 (a)	461,125

		2,339,332

	Food/Beverage/Tobacco—2.9%
375M	CF Industries, Inc., 7.125%, 2020	411,563
150M	Dean Foods Co., 9.75%, 2018 (a)	151,875
1,025M	JBS Finance II, Ltd., 8.25%, 2018 (a)	1,035,250
375M	Smithfield Foods, Inc., 10%, 2014 (a)	434,063

		2,032,751

47

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2010

Principal
Amount	Security	Value

	Food/Drug—1.2%
$ 175M	McJunkin Red Man Corp., 9.5%, 2016 (a)	$ 166,250
400M	NBTY, Inc., 9%, 2018 (a)	429,000
250M	Tops Holding Corp./Tops Markets, LLC, 10.125%, 2015	258,125

		853,375

	Forest Products/Containers—1.8%
50M	Ball Corp., 5.75%, 2021	48,500
200M	Graham Packaging Co., LP, 8.25%, 2018	211,000
250M	Mercer International, Inc., 9.5%, 2017 (a)	258,125
525M	Reynolds Group Escrow, LLC, 7.75%, 2016 (a)	557,813
225M	Reynolds Group Issuer, Inc., 9%, 2019 (a)	234,281

		1,309,719

	Gaming/Leisure—3.9%
325M	Equinox Holdings, Inc., 9.5%, 2016 (a)	344,906
275M	Las Vegas Sands Corp., 6.375%, 2015	282,219
325M	MCE Finance, Ltd., 10.25%, 2018	374,156
275M	MGM Mirage, Inc., 9%, 2020 (a)	303,875
	NCL Corp., Ltd.:
425M	11.75%, 2016	497,781
200M	9.5%, 2018 (a)	207,000
325M	Wynn Las Vegas, LLC, 7.75%, 2020	353,438
327M	Yonkers Racing Corp., 11.375%, 2016 (a)	361,744

		2,725,119

	Health Care—4.8%
175M	Capella Healthcare, 9.25%, 2017 (a)	185,937
925M	Community Health Systems, Inc., 8.875%, 2015	973,562
350M	ConvaTec Healthcare, 10.5%, 2018 (a)	356,562
	DaVita, Inc.:
200M	6.375%, 2018	199,500
100M	6.625%, 2020	99,250
50M	Endo Pharmaceuticals Holdings, Inc., 7%, 2020 (a)	51,250
600M	Genesis Health Ventures, Inc., 9.75%, 2011 (b)(c)	375
700M	HCA, Inc., 9.25%, 2016	748,562
	Healthsouth Corp.:
250M	7.25%, 2018	255,625
125M	7.75%, 2022	129,375
75M	LVB Acquisition Holdings, LLC (Biomet, Inc.), 10%, 2017	82,312
325M	Valeant Pharmaceuticals International, 6.75%, 2017 (a)	324,188

		3,406,498

48

Principal
Amount	Security	Value

	Information Technology—2.9%
	Brocade Communications Systems, Inc.:
$ 100M	6.625%, 2018	$ 105,750
125M	6.875%, 2020	133,750
550M	Equinix, Inc., 8.125%, 2018	577,500
	Fidelity National Information Services, Inc.:
175M	7.625%, 2017 (a)	185,063
50M	7.875%, 2020 (a)	53,125
	Jabil Circuit, Inc.:
50M	7.75%, 2016	56,375
550M	8.25%, 2018	625,625
200M	JDA Software Group, Inc., 8%, 2014	216,500
125M	Seagate HDD Cayman, 7.75%, 2018 (a)	127,188

		2,080,876

	Manufacturing—4.0%
325M	Amsted Industries, 8.125%, 2018 (a)	346,531
275M	Case New Holland, Inc., 7.875%, 2017 (a)	301,813
400M	Coleman Cable, Inc., 9%, 2018	416,000
525M	Manitowoc Company, Inc., 8.5%, 2020	560,438
	Terex Corp.:
425M	10.875%, 2016	495,656
675M	8%, 2017	685,125

		2,805,563

	Media-Broadcasting—4.1%
375M	Allbritton Communication Co., 8%, 2018	380,625
	Belo Corp.:
575M	7.25%, 2027	501,687
100M	7.75%, 2027	90,500
	Lin Television Corp.:
275M	6.5%, 2013	276,375
75M	6.5%, 2013	75,562
350M	Nexstar/Mission Broadcasting, Inc., 8.875%, 2017 (a)	373,625
	Sinclair Television Group:
575M	9.25%, 2017 (a)	625,312
100M	8.375%, 2018 (a)	103,750
475M	XM Satellite Radio, Inc., 7.625%, 2018 (a)	492,812

		2,920,248

49

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2010

Principal
Amount	Security	Value

	Media-Cable TV—7.2%
$ 850M	Atlantic Broadband Finance, LLC, 9.375%, 2014	$ 867,000
550M	Cablevision Systems Corp., 8.625%, 2017	601,562
150M	CCH II, LLC, 13.5%, 2016	179,625
250M	Cequel Communications Holdings I, Inc., 8.625%, 2017 (a)	262,500
	Clear Channel Worldwide:
350M	9.25%, 2017 Series “A”	382,375
675M	9.25%, 2017 Series “B”	742,500
	Echostar DBS Corp.:
325M	6.625%, 2014	338,000
325M	7.75%, 2015	346,937
175M	Quebecor Media, Inc., 7.75%, 2016	181,562
675M	UPC Germany GmbH, 8.125%, 2017 (a)	708,750
100M	Videotron LTEE, 6.375%, 2015	102,750
300M	Virgin Media Finance, PLC, 9.5%, 2016	340,500

		5,054,061

	Media-Diversified—1.0%
325M	Entravision Communications Corp., 8.75%, 2017 (a)	344,500
225M	Lamar Media Corp., 7.875%, 2018	240,188
125M	NAI Entertainment Holdings, LLC, 8.25%, 2017 (a)	131,875

		716,563

	Metals/Mining—3.3%
350M	AK Steel Corp., 7.625%, 2020	352,625
	FMG Resources (August 2006) Property, Ltd.:
200M	7%, 2015 (a)	206,000
175M	6.375%, 2016 (a)	175,875
125M	6.875%, 2018 (a)	125,000
375M	Metals USA, Inc., 11.125%, 2015	396,563
675M	Novelis, Inc., 8.375%, 2017 (a)	702,000
325M	Vedanta Resources, PLC, 9.5%, 2018 (a)	357,094

		2,315,157

	Real Estate Investment Trusts—3.0%
200M	Brandywine Operating Partnership, LP, 5.7%, 2017	199,757
	CB Richard Ellis Service:
650M	11.625%, 2017	756,438
125M	6.625%, 2020 (a)	125,625

50

Principal
Amount	Security	Value

	Real Estate Investment Trusts (continued)
	Developers Diversified Realty Corp.:
$ 100M	9.625%, 2016	$ 118,797
100M	7.875%, 2020	112,179
375M	Dupont Fabros Technology, LP, 8.5%, 2017	403,125
150M	HRPT Properties Trust, 6.25%, 2017	153,653
250M	Omega Heathcare Investors, Inc., 6.75%, 2022 (a)	248,438

		2,118,012

	Retail-General Merchandise—6.8%
600M	DineEquity, Inc., 9.5%, 2018 (a)	639,000
275M	Federated Retail Holdings, Inc., 5.9%, 2016	294,938
400M	HSN, Inc., 11.25%, 2016	458,500
325M	J.C. Penney Corp., Inc., 7.95%, 2017	355,875
	Limited Brands, Inc.:
225M	8.5%, 2019	258,188
75M	7%, 2020	79,500
400M	Macys Retail Holdings, Inc., 7.45%, 2017	442,000
275M	QVC, Inc., 7.5%, 2019 (a)	290,813
500M	Sears Holding Corp., 6.625%, 2018 (a)	468,750
275M	Susser Holdings & Finance, 8.5%, 2016	296,313
550M	Toys R Us Property Co. I, Inc., 10.75%, 2017	629,750
175M	Toys R Us Property Co. II, Inc., 8.5%, 2017	189,000
400M	Yankee Acquisition Corp., 8.5%, 2015	418,000

		4,820,627

	Services—1.8%
175M	FTI Consulting, Inc., 7.75%, 2016	181,125
325M	Kar Holdings, Inc., 8.75%, 2014	339,625
350M	PHH Corp., 9.25%, 2016 (a)	371,000
375M	Reliance Intermediate Holdings, LP, 9.5%, 2019 (a)	396,094

		1,287,844

	Telecommunications—8.4%
225M	Buccaneer Merger Sub. Inc.
	(Syniverse Holdings, Inc.), 9.125%, 2019 (a)	233,437
	Citizens Communications Co.:
750M	7.125%, 2019	774,375
100M	9%, 2031	103,250
	Frontier Communications Corp.:
275M	8.125%, 2018	303,187
200M	8.5%, 2020	219,500

51

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2010

Principal
Amount	Security	Value

	Telecommunications (continued)
$ 300M	GCI, Inc., 8.625%, 2019	$ 326,250
750M	Inmarsat Finance, PLC, 7.375%, 2017 (a)	791,250
100M	Intelsat Jackson Holdings, Ltd., 9.5%, 2016	106,000
650M	Nextel Communications, Inc., 7.375%, 2015	654,062
	Qwest Communications International, Inc.:
500M	7.5%, 2014	508,750
225M	8%, 2015	243,000
700M	Sprint Capital Corp., 6.875%, 2028	616,000
250M	Wind Acquisition Finance SA, 11.75%, 2017 (a)	283,125
	Windstream Corp.:
450M	8.625%, 2016	475,875
150M	7.875%, 2017	158,437
125M	7.75%, 2020	129,375

		5,925,873

	Transportation—2.9%
350M	Aircastle, Ltd., 9.75%, 2018	384,125
550M	CHC Helicopter SA, 9.25%, 2020 (a)	572,000
	Navios Maritime Holdings:
575M	9.5%, 2014	600,875
100M	8.875%, 2017	108,750
350M	Swift Services Holdings, Inc., 10%, 2018 (a)	368,375

		2,034,125

	Utilities—4.2%
125M	AES Corp., 9.75%, 2016	140,313
350M	Calpine Construction Finance Co., LP, 8%, 2016 (a)	373,625
375M	Calpine Corp., 7.5%, 2021 (a)	371,250
250M	Energy Future Holdings Corp., 10%, 2020 (a)	258,443
500M	Intergen NV, 9%, 2017 (a)	532,500
	NRG Energy, Inc.:
625M	7.375%, 2017	645,313
225M	8.5%, 2019	233,438
400M	NSG Holdings, LLC, 7.75%, 2025 (a)	374,000

		2,928,882

52

Principal
Amount,
Shares or
Warrants		Security	Value

		Wireless Communications—.6%
$ 100M		Crown Castle International Corp., 9%, 2015	$ 110,750
350M		MetroPCS Wireless, Inc., 6.625%, 2020	334,250

			445,000

Total Value of Corporate Bonds (cost $64,067,821)			67,798,519

		COMMON STOCKS—.0%
		Telecommunications
3	*	Viatel Holding (Bermuda), Ltd. (b)	—
5,970	*	World Access, Inc.	6

Total Value of Common Stocks (cost $97,360)			6

		WARRANTS—.0%
		Media-Diversified
2,144	*	MediaNews Group, Inc. (expiring 3/19/17) (cost $753,584) (b)	21

		SHORT-TERM INVESTMENTS—1.9%
		Money Market Fund
$ 1,330M		First Investors Cash Reserve Fund, .19% (cost $1,330,000) (d)	1,330,000

Total Value of Investments (cost $66,248,765)		97.8%	69,128,546
Other Assets, Less Liabilities		2.2	1,527,013

Net Assets		100.0%	$70,655,559

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

(b)	Securities valued at fair value (see Note 1A).

(c)	In default as to principal and/or interest payment

(d)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at December 31, 2010 (see Note 3).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

53

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2010

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Corporate Bonds	$—	$67,798,144	$375	$67,798,519
Common Stocks	6	—	—	6
Warrants	—	—	21	21
Money Market Fund	1,330,000	—	—	1,330,000
Total Investments
in Securities*	$1,330,006	$67,798,144	$396	$69,128,546

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments
	in Corporate	in Common	Investments
	Bonds	Stocks	in Warrants	Total
Balance,
December 31, 2009	$859	$1,552	$22,502	$24,913
Net purchases (sales)	—	(1,785)	738,191	736,406
Change in unrealized appreciation
(depreciation)	753,099	78,070	828,389	1,659,558
Realized gain (loss)	(753,583)	(77,837)	(1,589,061)	(2,420,481)
Transfer in and/or out of Level 3	—	—	—	—

Balance, December 31, 2010	$375	$—	$21	$396

The following is a summary of Level 3 inputs by industry:
Health Care				$375
Media – Diversified				21
				$396

54	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life International Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 13.5%.

Overall, it was a positive year for global markets, with investors realizing a second year of solid equity returns. During 2010, markets benefited from the stabilization of the financials sector, general improvement in global economies and massive monetary stimulus in the United States. In Europe, stronger economies continued to improve while weaker ones generally continued to languish. Germany and Scandinavia saw gains in exports and capital goods, Greece embraced austerity measures, Ireland struggled for financial stability and Spain’s housing market failed to rebound. America saw stabilization and incremental improvement, although significant macroeconomic issues remain. Emerging countries and Asia continued to thrive, although strong capital inflows and rising inflation have caused larger emerging markets to initiate tightening measures.

We believe that owning companies with consistent earnings growth is the most important principle of good stock investing. Earnings growth, driven by business fundamentals, underpins stock valuation and wealth creation. We focus on finding companies with strong fundamentals and then wait until reason prevails in the marketplace.

The Fund outperformed its benchmark, the MSCI EAFE Index during the reporting period, aided by strong results from its emerging market investments. The Index does not include any emerging market companies. These companies, located primarily in India and Brazil, represented approximately 25% of the portfolio and made strong contributions to the Fund’s absolute and relative performance.

In India, HDFC Bank, Housing Development Finance and ITC delivered strong absolute and relative returns. In Brazil, Souza Cruz, Ambev and CETIP made strong contributions to absolute and relative performance as well.

As opposed to the Index, the Fund did not hold any positions in Greece and Portugal and only small positions in Italy and Spain. This positioning also contributed to the Fund’s positive relative performance.

Financials were the top performing sector in the portfolio during the period due to strong stock selection and sound allocation. Even though the portfolio was underweight in the sector, its holdings performed substantially better than the positions the Index held. Consumer staples companies also made attractive contributions to performance over the reporting period. The portfolio had greater exposure to consumer staples companies than the benchmark, which helped performance, as did strong

55

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

stock selection in the sector. Currency hedging made a small positive contribution to relative performance during the year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

56

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,171.10	$5.14
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.47	$4.79

*	Expenses are equal to the annualized expense ratio of .94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

57

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/00 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from First Investors Management Company, Inc.

58

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2010

Shares	Security	Value

	COMMON STOCKS—99.8%
	United Kingdom—28.9%
50,582	Admiral Group, PLC	$ 1,199,789
236,956	Amlin, PLC	1,516,984
149,247	British American Tobacco, PLC	5,756,446
66,700	Bunzl, PLC	750,846
115,993	Capita Group, PLC	1,264,880
119,579	Diageo, PLC	2,218,552
123,038	Domino’s Pizza UK & IRL, PLC	1,062,383
153,385	G4S, PLC	611,417
138,238	Imperial Tobacco Group, PLC	4,259,404
54,759	Reckitt Benckiser Group, PLC	3,022,114
63,735	SABMiller, PLC	2,251,695
44,675	Scottish and Southern Energy, PLC	856,834
120,269	Standard Chartered, PLC	3,249,114
509,050	Tesco, PLC	3,387,238

		31,407,696

	India—16.7%
24,692	Bharat Heavy Electricals, Ltd.	1,283,167
117,300	HDFC Bank, Ltd.	6,155,135
24,239	Hero Honda Motors, Ltd.	1,077,732
336,035	Housing Development Finance Corporation, Ltd.	5,473,579
679,012	ITC, Ltd.	2,652,118
89,100	Jain Irrigation Systems, Ltd.	418,849
12,742	Nestle India, Ltd.	1,086,767

		18,147,347

	Brazil—9.3%
94,490	AES Tiete SA	1,366,121
70,330	CETIP SA – Balcao Organizado de Ativos e Derivativos	999,872
124,500	Cielo SA	1,008,750
86,350	Companhia de Bebidas das Americas (ADR)	2,679,441
45,000	CPFL Energia SA	1,116,867
57,500	Redecard SA	729,142
40,577	Souza Cruz SA	2,209,491

		10,109,684

59

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2010

Shares	Security	Value

	Switzerland—8.3%
8,700	Kuehne & Nagel International AG	$ 1,214,186
85,160	Nestle SA – Registered	5,004,507
34,796	Novartis AG – Registered	2,054,660
5,352	Roche Holding AG – Genusscheine	787,006

		9,060,359

	Australia—5.8%
123,425	Coca-Cola Amatil, Ltd.	1,373,975
107,141	QBE Insurance Group, Ltd.	1,993,326
104,372	Woolworths, Ltd.	2,885,433

		6,252,734

	United States—5.3%
97,607	Philip Morris International, Inc.	5,712,938

	France—4.5%
17,283	bioMerieux	1,711,583
19,100	Bureau Veritas SA	1,453,364
26,822	Essilor International SA	1,733,475

		4,898,422

	Denmark—3.9%
37,356	Novo Nordisk A/S – Series “B”	4,226,274

	Japan—3.7%
26,400	Nitori Company, Ltd.	2,309,362
35,900	Secom Company, Ltd.	1,698,082

		4,007,444

	Canada—3.5%
15,900	Canadian National Railway Company	1,060,587
61,742	Canadian Natural Resources, Ltd.	2,752,029

		3,812,616

	Ireland—3.0%
70,919	Covidien, PLC	3,238,162

	Netherlands—2.4%
29,140	Core Laboratories NV	2,594,917

60

Shares or
Principal
Amount		Security		Value

		Germany—1.5%
10,764		Muenchener Rueckversicherungs-Gesellschaft AG – Registered		$ 1,635,779

		Belgium—1.4%
28,905		Colruyt SA		1,475,477

		Singapore—1.0%
142,300		Oversea-Chinese Banking Corporation, Ltd.		1,097,478

		China—.6%
7,216	*	Baidu.com, Inc. (ADR)		696,560

Total Value of Common Stocks (cost $79,103,739)				108,373,887

		SHORT-TERM INVESTMENTS—.9%
		Money Market Fund
$ 950M		First Investors Cash Reserve Fund, .19% (cost $950,000)**		950,000

Total Value of Investments (cost $80,053,739)			100.7%	109,323,887
Excess of Liabilities Over Other Assets			(.7)	(775,977)

Net Assets			100.0%	$108,547,910

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
December 31, 2010 (see Note 3).

Summary of Abbreviations:
	ADR	American Depositary Receipts

61

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other		Level 3
	Level 1	Significant		Significant
	Quoted	Observable		Unobservable
	Prices	Inputs		Inputs	Total
Common Stocks
Consumer Staples	$38,761,598	$7,213,998		$—	$45,975,596
Financials	20,685,405	2,635,651		—	23,321,056
Health Care	6,683,220	7,067,940		—	13,751,160
Industrials	6,843,110	2,912,268		—	9,755,378
Energy	5,346,946	—		—	5,346,946
Consumer Discretionary	2,140,115	2,309,362		—	4,449,477
Utilities	856,834	2,482,988		—	3,339,822
Information Technology	696,560	1,737,892		—	2,434,452
Money Market Fund	950,000	—		—	950,000
Total Investments
in Securities*	$82,963,788	$26,360,099	**	$—	$109,323,887
Other Financial
Instruments***	$—	$(904,214)		$—	$(904,214)

*	The Portfolio of Investments provides information on the country categorization for the portfolio.

**	Includes certain securities trading outside of the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $26,360,099 of the investment securities were classified as Level 2 instead of Level 1.

***	Other financial instruments are foreign exchange contracts, which are considered derivative instruments, which are valued at the net unrealized depreciation on the instrument (see Note 7).

62	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Investment Grade Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 9.3%, including dividends of 53.2 cents per share.

The review period began with increased optimism for a continued global economic recovery and confidence in the credit markets. However, over the next several months the positive tone was somewhat offset by certain systemic concerns. Weak economic data pointed to a slower than expected economic recovery. In addition, concern about rising Eurozone deficits and debt levels led to downgrades of European government debt and increased market scrutiny of sovereign risk. Benchmark U.S. Treasury yields moved much lower as investors flocked to Treasuries for their relative safety. For the corporate bond market, spreads remained range bound. Sentiments shifted from concerns about event risk and regulatory reform risk to confidence in the increased financial strength of corporate issuers. By the end of the review period, the corporate bond market had registered strong 12-month returns, led by falling interest rates.

The Fund had strong returns over the period. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund increased its corporate bond holdings to over 95% of assets during the review period. In addition, the Fund had a substantial overweight in BBB-rated corporate bonds, which had the highest returns among all investment grade rating classes. Furthermore, the Fund had limited exposure to corporate names associated with the European debt crisis. An additional factor that enhanced performance was the Fund’s underweight in corporate bonds with maturities between one and three years. Shorter maturity bonds had the lowest returns during the review period, as falling two-year U.S. Treasury yields reached all-time lows.

63

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

64

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,028.73	$3.73
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.53	$3.72

*	Expenses are equal to the annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

65

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/00 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 9.10%, 4.93% and 5.33%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

66

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2010

Principal
Amount	Security	Value

	CORPORATE BONDS—94.4%
	Aerospace/Defense—.5%
$ 200M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	$ 214,587

	Agriculture—.9%
340M	Cargill, Inc., 6%, 2017 (a)	385,284

	Automotive—1.1%
400M	Daimler Chrysler NA, LLC, 6.5%, 2013	453,127

	Chemicals—2.1%
425M	Chevron Phillips Chemicals Co., LLC, 8.25%, 2019 (a)	513,450
400M	Dow Chemical Co., 4.25%, 2020	384,681

		898,131

	Consumer Durables—2.4%
400M	Black & Decker Corp., 5.75%, 2016	445,343
300M	Newell Rubbermaid, Inc., 6.75%, 2012	319,535
300M	Stanley Black & Decker, Inc., 5.2%, 2040	282,922

		1,047,800

	Energy—12.7%
400M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	473,542
200M	DCP Midstream, LLC, 9.75%, 2019 (a)	258,850
200M	Energy Transfer Partners, LP, 8.5%, 2014	232,382
150M	Kinder Morgan Finance Co., 5.35%, 2011	150,000
135M	Marathon Oil Corp., 7.5%, 2019	167,926
469M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	507,073
400M	Nabors Industries, Inc., 6.15%, 2018	427,558
	Nexen, Inc.:
200M	5.05%, 2013	213,083
400M	6.4%, 2037	388,762
300M	Northern Border Partners, LP, 7.1%, 2011	303,619
100M	Plains All American Pipeline, LP, 8.75%, 2019	124,291
400M	Reliance Holdings USA, Inc., 4.5%, 2020 (a)	382,404
400M	Spectra Energy Capital, LLC, 6.2%, 2018	444,923
489M	Suncor Energy, Inc., 6.85%, 2039	564,122
200M	Valero Energy Corp., 9.375%, 2019	248,628
	Weatherford International, Inc.:
400M	6.35%, 2017	444,490
100M	5.125%, 2020	99,691

		5,431,344

67

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2010

Principal
Amount	Security	Value

	Financial Services—11.1%
$ 600M	American Express Co., 7%, 2018	$ 699,874
375M	Amvescap, PLC, 5.375%, 2013	396,867
400M	BlackRock, Inc., 5%, 2019	418,440
350M	CoBank, ACB, 7.875%, 2018 (a)	389,630
200M	Compass Bank, 6.4%, 2017	201,485
	ERAC USA Finance Co.:
355M	8%, 2011 (a)	355,619
200M	6.375%, 2017 (a)	222,335
	General Electric Capital Corp.:
400M	5.625%, 2017	439,216
300M	5.5%, 2020	321,418
	Harley-Davidson Funding Corp.:
200M	5.75%, 2014 (a)	210,369
210M	6.8%, 2018 (a)	221,529
400M	Protective Life Corp., 7.375%, 2019	433,755
400M	Prudential Financial Corp., 4.75%, 2015	423,640

		4,734,177

	Financials—15.2%
200M	Bank of America Corp., 5.65%, 2018	204,659
300M	Barclays Bank, PLC, 5.125%, 2020	306,927
200M	Bear Stearns Cos., Inc., 7.25%, 2018	237,349
	Citigroup, Inc.:
650M	6.375%, 2014	718,966
500M	6.125%, 2017	548,717
	Goldman Sachs Group, Inc.:
300M	6.15%, 2018	330,845
400M	6.75%, 2037	410,235
500M	JPMorgan Chase & Co., 6%, 2018	559,182
800M	Merrill Lynch & Co., Inc., 5%, 2015	833,792
	Morgan Stanley:
600M	5.95%, 2017	635,731
500M	6.625%, 2018	543,169
500M	SunTrust Banks, Inc., 6%, 2017	525,809
300M	UBS AG, 5.875%, 2017	330,422
300M	Wells Fargo & Co., 5.625%, 2017	332,636

		6,518,439

68

Principal
Amount	Security	Value

	Food/Beverage/Tobacco—8.3%
$ 400M	Altria Group, Inc., 9.7%, 2018	$ 528,462
500M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 2020	542,769
300M	Bottling Group, LLC, 5.125%, 2019	327,812
200M	Bunge Limited Finance Corp., 5.35%, 2014	210,381
500M	Corn Products International, Inc., 4.625%, 2020	494,102
400M	Dr. Pepper Snapple Group, Inc., 6.82%, 2018	477,350
500M	Lorillard Tobacco Co., 6.875%, 2020	517,303
400M	Philip Morris International, Inc., 5.65%, 2018	451,658

		3,549,837

	Forest Products/Container—.5%
150M	International Paper Co., 9.375%, 2019	193,239

	Health Care—2.6%
400M	Biogen IDEC, Inc., 6.875%, 2018	451,591
200M	Novartis, 5.125%, 2019	221,577
100M	Pfizer, Inc., 6.2%, 2019	117,329
100M	Roche Holdings, Inc., 6%, 2019 (a)	116,475
200M	Watson Pharmaceuticals, Inc., 5%, 2014	215,116

		1,122,088

	Information Technology—4.9%
300M	Dell, Inc., 5.875%, 2019	328,807
300M	Dun & Bradstreet Corp., 6%, 2013	326,999
400M	Harris Corp., 4.4%, 2020	400,778
500M	Motorola, Inc., 6%, 2017	530,849
	Pitney Bowes, Inc.:
100M	5%, 2015	105,178
400M	5.75%, 2017	421,698

		2,114,309

	Manufacturing—3.4%
250M	Briggs & Stratton Corp., 8.875%, 2011	256,250
300M	General Electric Co., 5.25%, 2017	324,500
300M	Ingersoll-Rand Global Holdings Co., 6.875%, 2018	345,803
300M	Johnson Controls, Inc., 5%, 2020	319,257
200M	Tyco Electronics Group SA, 6.55%, 2017	227,597

		1,473,407

69

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2010

Principal
Amount	Security	Value

	Media-Broadcasting—6.0%
$ 400M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	$ 524,689
400M	Comcast Corp., 5.15%, 2020	420,906
	Cox Communications, Inc.:
300M	4.625%, 2013	321,228
400M	8.375%, 2039 (a)	520,001
400M	DirecTV Holdings, LLC, 7.625%, 2016	443,992
300M	Time Warner Cable, Inc., 6.75%, 2018	350,229

		2,581,045

	Media-Diversified—2.0%
	McGraw-Hill Cos., Inc.:
200M	5.9%, 2017	216,787
200M	6.55%, 2037	216,681
400M	News America, Inc., 5.3%, 2014	442,410

		875,878

	Metals/Mining—5.9%
400M	Alcoa, Inc., 6.15%, 2020	411,503
400M	AngloGold Ashanti Holdings, PLC, 5.375%, 2020	416,759
500M	ArcelorMittal, 6.125%, 2018	533,538
400M	Newmont Mining Corp., 5.125%, 2019	440,470
260M	Rio Tinto Finance USA, Ltd., 6.5%, 2018	303,581
400M	Vale Overseas, Ltd., 5.625%, 2019	428,040

		2,533,891

	Real Estate Investment Trusts—3.1%
400M	Boston Properties, LP, 5.875%, 2019	434,528
400M	ProLogis, 7.625%, 2014	451,408
400M	Simon Property Group, LP, 5.75%, 2015	444,875

		1,330,811

	Retail-General Merchandise—1.0%
400M	Home Depot, Inc., 5.875%, 2036	417,466

	Telecommunications—2.9%
400M	AT&T, Inc., 5.8%, 2019	450,971
400M	Deutsche Telekom Intl. Finance BV, 5.875%, 2013	440,841
309M	GTE Corp., 6.84%, 2018	350,798

		1,242,610

70

Principal
Amount	Security	Value

	Transportation—2.0%
$ 300M	Con-way, Inc., 7.25%, 2018	$ 324,113
459M	GATX Corp., 8.75%, 2014	532,946

		857,059

	Utilities—4.8%
300M	E.ON International Finance BV, 5.8%, 2018 (a)	339,481
100M	Electricite de France SA, 6.5%, 2019 (a)	116,864
400M	Exelon Generation Co., LLC, 6.2%, 2017	448,294
	Great River Energy Co.:
162M	5.829%, 2017 (a)	183,726
300M	4.478%, 2030 (a)	281,171
400M	Ohio Power Co., 5.375%, 2021	426,778
200M	Sempra Energy, 9.8%, 2019	269,275

		2,065,589

	Waste Management—1.0%
400M	Allied Waste NA, Inc., 7.125%, 2016	423,971

Total Value of Corporate Bonds (cost $37,879,986)		40,464,089

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—5.1%
	Fannie Mae
2,048M	5%, 12/1/2039 – 1/13/2041 (cost $2,141,812) (b)	2,166,252

	SHORT-TERM INVESTMENTS—3.8%
	Money Market Fund
1,615M	First Investors Cash Reserve Fund, .19% (cost $1,615,000) (c)	1,615,000

Total Value of Investments (cost $41,636,798)	103.3%	44,245,341
Excess of Liabilities Over Other Assets	(3.3)	(1,421,966)

Net Assets	100.0%	$42,823,375

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

(c)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
December 31, 2010 (see Note 3).

71

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Corporate Bonds	$—	$40,464,089	$—	$40,464,089
Residential Mortgage-
Backed Securities	—	2,166,252	—	2,166,252
Money Market Fund	1,615,000	—	—	1,615,000
Total Investments
in Securities*	$1,615,000	$42,630,341	$—	$44,245,341

* The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

72	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Select Growth Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 21.1%, including dividends of 1.3 cents per share.

During the first part of the review period, the markets continued their upward move from the market bottom reached in early 2009. The initial period of this rally, characterized by significant moves in low quality stocks, gave way to more normal market behavior during the first half of 2010. Thus stocks that were projected to have better than expected earnings, the types of stocks the Fund favors, were leaders in the market during the first two quarters and again to a stronger degree in the fourth quarter. As the economy continues its recovery, albeit at a slower pace than desired, the Fund has continued to find companies with desirable earnings growth and earnings quality characteristics that allowed the Fund to generate better results as the year progressed.

The Fund outperformed the Russell 3000 Growth Index, largely due to increasing outperformance by stocks with good growth characteristics and earnings quality, with the health care and consumer staples sectors generating the best performance. These were lagging sectors in the benchmark, but the Fund’s portfolio holdings delivered sizeable returns.

The Fund’s positions in Valeant Pharmaceuticals and Express Scripts helped push the health care sector returns to 33.9% on a net asset value basis. Valeant Pharmaceuticals has continued to deliver increases in revenues and earnings as the company has grown by both product sales and the acquisition of new products in existing markets and new geographies. Express Scripts, a large pharmacy benefit manager, grew dramatically this year with the purchase of NextRx, the pharmacy benefit subsidiary of health insurer Wellpoint. In consumer staples, outperformance was due to the position the Fund held in Whole Foods Market. The company, a grocer that caters to consumers’ increasing demand for organic and higher quality foods, has delivered a solid series of better than expected results.

73

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

We believe our focus on high quality companies with strong earnings expectations has begun to be rewarded in the current market cycle. Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

74

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,281.85	$5.64
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.27	$4.99

*	Expenses are equal to the annualized expense ratio of .98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

75

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/00 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

76

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2010

Shares		Security	Value

		COMMON STOCKS—98.5%
		Consumer Discretionary—16.2%
3,450		Autoliv, Inc.	$ 272,343
8,390	*	Bed Bath & Beyond, Inc.	412,368
2,110	*	Chipotle Mexican Grill, Inc.	448,713
7,210		Limited Brands, Inc.	221,563
7,780		Mattel, Inc.	197,845
690	*	Priceline.com, Inc.	275,690
6,570		Ross Stores, Inc.	415,553

			2,244,075

		Consumer Staples—6.6%
6,030	*	Hansen Natural Corporation	315,248
11,830	*	Whole Foods Market, Inc.	598,480

			913,728

		Energy—6.3%
2,350		Cimarex Energy Company	208,046
2,900		ExxonMobil Corporation	212,048
5,910		Halliburton Company	241,305
4,430		Helmerich & Payne, Inc.	214,766

			876,165

		Financials—6.6%
7,420		American Express Company	318,466
4,110		Capital One Financial Corporation	174,922
1,930		Franklin Resources, Inc.	214,635
6,390		Raymond James Financial, Inc.	208,953

			916,976

		Health Care—13.2%
5,010	*	Celgene Corporation	296,291
10,770	*	Endo Pharmaceuticals Holdings, Inc.	384,597
9,460	*	Express Scripts, Inc.	511,313
4,300		McKesson Corporation	302,634
6,520	*	Watson Pharmaceuticals, Inc.	336,758

			1,831,593

77

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2010

Shares		Security		Value

		Industrials—13.5%
2,590		Eaton Corporation		$ 262,911
6,570		Illinois Tool Works, Inc.		350,838
4,750		Manpower, Inc.		298,110
4,490		Parker Hannifin Corporation		387,487
5,437	*	Thomas & Betts Corporation		262,607
4,380		United Parcel Service, Inc. – Class “B”		317,900

				1,879,853

		Information Technology—27.2%
6,140	*	ANSYS, Inc.		319,710
1,880	*	Apple, Inc.		606,413
7,260	*	Arrow Electronics, Inc.		248,655
9,900	*	BMC Software, Inc.		466,686
7,310	*	Check Point Software Technologies, Ltd.		338,161
296	*	Google, Inc. – Class “A”		175,815
5,600		Hewlett-Packard Company		235,760
2,690		International Business Machines Corporation		394,784
6,410	*	NetApp, Inc.		352,294
13,350	*	TIBCO Software, Inc.		263,129
4,130	*	VMware, Inc. – Class “A”		367,198

				3,768,605

		Materials—6.6%
5,050		Freeport-McMoRan Copper & Gold, Inc.		606,455
2,930		Lubrizol Corporation		313,158

				919,613

		Telecommunication Services—2.3%
25,130	*	MetroPCS Communications, Inc.		317,392

Total Value of Common Stocks (cost $10,560,373)			98.5%	13,668,000
Other Assets, Less Liabilities			1.5	205,449

Net Assets			100.0%	$ 13,873,449

*	Non-income producing

78

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks*	$13,668,000	$—	$—	$13,668,000

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

See notes to financial statements	79

Portfolio Manager’s Letter
TARGET MATURITY 2015 FUND

Dear Investor:

This is the annual report for the First Investors Life Target Maturity 2015 Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 8.6%, including dividends of 64.0 cents per share and capital gains of 7.6 cents per share.

The Fund’s investment objective is to seek a predictable compounded return for the investors who hold the Fund’s shares until maturity, consistent with preservation of capital. To meet this objective, the Fund is fully invested in high-quality zero coupon bonds that are due to mature on or around the Fund’s maturity date. These bonds are very sensitive to changes in interest rates.

The primary factor affecting the performance of the Fund was the decrease in U.S. Treasury interest rates during the year. Five-year benchmark U.S. Treasury note interest rates fell 67 basis points (0.67%) in 2010. Falling interest rates caused the price of the Fund’s holdings to increase during the review period.

The Fund outperformed its benchmark, the Citigroup Treasury/Government Sponsored Index. The Fund’s longer duration — a measurement of interest rate risk —allowed it to benefit more than the benchmark from the decline in interest rates.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

80

Fund Expenses (unaudited)
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,012.64	$3.55
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

81

Cumulative Performance Information (unaudited)
TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund and the Citigroup Treasury/Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund beginning 12/31/00 with a theoretical investment in the Citigroup Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 8.42%, 6.17% and 6.89%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

82

Portfolio of Investments
TARGET MATURITY 2015 FUND
December 31, 2010

Principal		Effective
Amount	Security	Yield	†	Value

	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS—56.4%
	Agency For International Development – Israel:
$ 698M	9/15/2015	2.23%		$ 628,812
2,784M	11/15/2015	2.31		2,489,016
	Fannie Mae:
243M	8/12/2015	2.39		217,737
600M	9/23/2015	2.48		534,066
4,343M	11/15/2015	2.55		3,838,591
650M	Federal Judiciary Office Building, 2/15/2015	2.50		586,663
	Freddie Mac:
550M	3/15/2015	2.24		500,865
930M	9/15/2015	2.46		828,756
830M	9/15/2015	2.47		739,572
210M	Government Trust Certificate – Turkey Trust, 5/15/2015	2.61		187,470
200M	International Bank for Reconstruction &
	Development, 2/15/2015	2.11		183,399
3,657M	Resolution Funding Corporation, 10/15/2015	2.21		3,291,969
2,000M	Tennessee Valley Authority, 11/1/2015	2.65		1,760,978

Total Value of U.S. Government Agency Zero Coupon
Obligations (cost $13,711,516)				15,787,894

	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS—43.3%
13,325M	U.S. Treasury Strips, 11/15/2015 (cost $10,401,115)	1.99		12,099,073

Total Value of Investments (cost $24,112,631)	99.7%			27,886,967
Other Assets, Less Liabilities	.3			82,647

Net Assets	100.0%			$27,969,614

†	The effective yields shown for the zero coupon obligations are the effective yields at
December 31, 2010.

83

Portfolio of Investments (continued)
TARGET MATURITY 2015 FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
U.S. Government Agency Zero
Coupon Obligations	$—	$15,787,894	$—	$15,787,894
U.S. Government Zero Coupon
Obligations	—	12,099,073	—	12,099,073
Total Investments
in Securities	$—	$27,886,967	$—	$27,886,967

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

84	See notes to financial statements

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Life Value Fund for the year ended December 31, 2010. During the period, the Fund’s return on a net asset value basis was 14.3%, including dividends of 28.7 cents per share.

During the year, the equity markets settled into a more stable pattern of positive results, boosted by a slowly improving economy. However, the markets remained highly susceptible to short-term headline shocks, causing periods of high volatility. The environment remained more macro driven, as the Federal Reserve (the “Fed”), the Obama administration and Congress continued to be aggressively involved in economic affairs, proposing new regulations and increasing government oversight of businesses.

The business community viewed many of these actions negatively, which had a chilling effect on entire sectors and industries. Government initiatives had a significant impact on industries such as health care, energy, financials and education, which saw their share prices fluctuate during the year. The catalyst for the significant rally at the end of the year was sparked by the Fed’s decision to take additional measures to stimulate growth in the form of further quantitative easing, or “QE2.” Additionally, better than expected growth of corporate profits and more encouraging economic data helped spur the markets during the year’s final months.

The materials sector provided the Fund’s highest return, as holdings in companies such as chemical makers DuPont and PPG Industries led the way. Consumer discretionary was also an area of strength for the Fund, reflecting good performance from discount retailer Family Dollar, restaurant operator Ruby Tuesday, and auto parts distributor Genuine Parts, among others. Strong performance in the industrials sector was led by motor and compressor maker Baldor Electric and by Dover, a diversified manufacturer. Telecom giant Verizon Communications and ConocoPhillips, a large oil company, were also among the top contributors to overall results during the year.

Relative to the benchmark S&P 500 Index, materials and financials were the leading sectors. Fund holdings in insurers such as Erie Indemnity, Protective Life and Ameriprise Financial, which also has an asset management arm, were the biggest winners in the financials sector. The Fund also demonstrated good relative performance in the utilities and health care sectors.

The energy sector was the weakest sector for the Fund relative to the benchmark. Diamond Offshore Drilling, an oil driller, was the biggest reason for sector underperformance as the company was subject to restrictions on deepwater drilling in the Gulf of Mexico after the BP oil spill. The Fund also had exposure to BP during the year, but sold the position after the company struggled to plug the well. Tax preparation

85

Portfolio Manager’s Letter (continued)
VALUE FUND

leader H&R Block and technology giant Hewlett-Packard were also among the holdings that hurt performance the most during 2010.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

86

Fund Expenses (unaudited)
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/10)	(12/31/10)	(7/1/10–12/31/10)*
Expense Examples
Actual	$1,000.00	$1,224.39	$4.77
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.93	$4.33

*	Expenses are equal to the annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total value of investments.

87

Cumulative Performance Information (unaudited)
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Value Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Value Fund beginning 12/31/00 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/10.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

88

Portfolio of Investments
VALUE FUND
December 31, 2010

Shares		Security	Value

		COMMON STOCKS—96.4%
		Consumer Discretionary—12.6%
26,300		American Eagle Outfitters, Inc.	$ 384,769
16,100		American Greetings Corporation – Class “A”	356,776
10,200		Best Buy Company, Inc.	349,758
2,600		Bob Evans Farms, Inc.	85,696
9,900		Carnival Corporation	456,489
6,000		Chico’s FAS, Inc.	72,180
7,700		Cinemark Holdings, Inc.	132,748
19,600		Comcast Corporation – Special Shares “A”	407,876
6,800		Fortune Brands Inc.	409,700
10,300		Genuine Parts Company	528,802
24,700		H&R Block, Inc.	294,177
12,900		Home Depot, Inc.	452,274
12,500		International Game Technology	221,125
15,100		J.C. Penney Company, Inc.	487,881
30,900		Lowe’s Companies, Inc.	774,972
16,900		Macy’s, Inc.	427,570
4,400		McDonald’s Corporation	337,744
16,100		Newell Rubbermaid, Inc.	292,698
7,100		Omnicom Group, Inc.	325,180
20,700	*	Ruby Tuesday, Inc.	270,342
18,900		Stage Stores, Inc.	327,726
19,200		Staples, Inc.	437,184
12,466		Time Warner, Inc.	401,031
19,200		Walt Disney Company	720,192

			8,954,890

		Consumer Staples—16.8%
11,600		Archer-Daniels-Midland Company	348,928
17,300		Avon Products, Inc.	502,738
5,300		Clorox Company	335,384
13,100		Coca-Cola Company	861,587
15,400		ConAgra Foods, Inc.	347,732
7,600		Costco Wholesale Corporation	548,796
16,300		CVS Caremark Corporation	566,751
10,500		Diageo, PLC (ADR)	780,465
8,400		H.J. Heinz Company	415,464
9,000		Hershey Company	424,350
13,700		Kimberly-Clark Corporation	863,648
32,600		Kraft Foods, Inc. – Class “A”	1,027,226
18,600		Kroger Company	415,896

89

Portfolio of Investments (continued)
VALUE FUND
December 31, 2010

Shares		Security	Value

		Consumer Staples (continued)
15,146		PepsiCo, Inc.	$ 989,488
14,300		Philip Morris International, Inc.	836,979
5,400		Procter & Gamble Company	347,382
12,800		Safeway, Inc.	287,872
12,300		Snyders-Lance, Inc.	288,312
17,000		Walgreen Company	662,320
20,000		Wal-Mart Stores, Inc.	1,078,600

			11,929,918

		Energy—8.8%
11,312		Chevron Corporation	1,032,220
13,500		ConocoPhillips	919,350
7,700		Devon Energy Corporation	604,527
6,100		Diamond Offshore Drilling, Inc.	407,907
10,500		ExxonMobil Corporation	767,760
5,300		Hess Corporation	405,662
20,400		Marathon Oil Corporation	755,412
12,100		Royal Dutch Shell, PLC – Class “A” (ADR)	808,038
10,300		Tidewater, Inc.	554,552

			6,255,428

		Financials—14.8%
7,400		ACE, Ltd.	460,650
11,100		Allstate Corporation	353,868
7,800		Ameriprise Financial, Inc.	448,890
9,900		Aspen Insurance Holdings, Ltd.	283,338
17,600		Bank Mutual Corporation	84,128
26,306		Bank of America Corporation	350,922
18,573		Bank of New York Mellon Corporation	560,905
8,694		Capital One Financial Corporation	370,017
9,122		Chubb Corporation	544,036
11,222		Cincinnati Financial Corporation	355,625
9,100		Comerica, Inc.	384,384
7,800		EMC Insurance Group, Inc.	176,592
12,900		First Potomac Realty Trust (REIT)	216,978
23,000		FirstMerit Corporation	455,170
10,800	*	FXCM, Inc. – Class “A”	143,100
28,700		Hudson City Bancorp, Inc.	365,638
6,700		IBERIABANK Corporation	396,171
17,700		Invesco, Ltd.	425,862
41,400		Investors Real Estate Trust (REIT)	371,358

90

Shares	Security	Value

	Financials (continued)
19,900	JPMorgan Chase & Company	$ 844,158
13,200	Morgan Stanley	359,172
26,900	NewAlliance Bancshares, Inc.	402,962
28,700	People’s United Financial, Inc.	402,087
6,100	PNC Financial Services Group, Inc.	370,392
11,400	Protective Life Corporation	303,696
10,000	Tower Group, Inc.	255,800
19,500	Wells Fargo & Company	604,305
24,500	Westfield Financial, Inc.	226,625

		10,516,829

	Health Care—8.7%
20,300	Abbott Laboratories	972,573
8,200	Baxter International, Inc.	415,084
4,500	Becton, Dickinson & Company	380,340
12,700	GlaxoSmithKline, PLC (ADR)	498,094
18,600	Johnson & Johnson	1,150,410
13,400	Medtronic, Inc.	497,006
15,270	Merck & Company. Inc.	550,331
10,900	Novartis AG (ADR)	642,555
39,900	Pfizer, Inc.	698,649
6,800	Quest Diagnostics, Inc.	366,996

		6,172,038

	Industrials—12.0%
7,400	3M Company	638,620
6,150	Alexander & Baldwin, Inc.	246,184
6,400	Armstrong World Industries, Inc.	275,200
11,100	Avery Dennison Corporation	469,974
4,000	Baldor Electric Company	252,160
11,200	Con-way, Inc.	409,584
14,200	Curtiss-Wright Corporation	471,440
9,400	Dover Corporation	549,430
10,600	Equifax, Inc.	377,360
8,700	General Dynamics Corporation	617,352
30,200	General Electric Company	552,358
10,100	Honeywell International, Inc.	536,916
11,100	Illinois Tool Works, Inc.	592,740
13,900	ITT Corporation	724,329
5,900	Lockheed Martin Corporation	412,469
9,800	Pitney Bowes, Inc.	236,964

91

Portfolio of Investments (continued)
VALUE FUND
December 31, 2010

Shares		Security	Value

		Industrials (continued)
7,800		Textainer Group Holdings, Ltd.	$ 222,222
6,925		Tyco International, Ltd.	286,972
8,700		United Parcel Service, Inc. – Class “B”	631,446

			8,503,720

		Information Technology—9.6%
16,300		Automatic Data Processing, Inc.	754,364
9,500		AVX Corporation	146,585
12,100		Bel Fuse, Inc. – Class “B”	289,190
17,600	*	Cisco Systems, Inc.	356,048
11,100	*	Electronic Arts, Inc.	181,818
20,500		Hewlett-Packard Company	863,050
17,000		Intel Corporation	357,510
26,700		Intersil Corporation – Class “A”	407,709
33,800		Microsoft Corporation	943,696
16,950		Molex, Inc.	385,104
25,700		National Semiconductor Corporation	353,632
25,100		Nokia Corporation – Class “A” (ADR)	259,032
9,300		QUALCOMM, Inc.	460,257
10,800		Texas Instruments, Inc.	351,000
10,225		Tyco Electronics, Ltd.	361,965
19,400		Western Union Company	360,258

			6,831,218

		Materials—4.8%
14,800		Alcoa, Inc.	227,772
17,600		Bemis Company, Inc.	574,816
4,400		Compass Minerals International, Inc.	392,788
20,900		Dow Chemical Company	713,526
14,200		DuPont (E.I.) de Nemours & Company	708,296
22,000		Glatfelter	269,940
8,200		H.B. Fuller Company	168,264
10,500		Sonoco Products Company	353,535

			3,408,937

		Telecommunication Services—4.0%
33,610		AT&T, Inc.	987,462
5,780		CenturyLink, Inc.	266,862
9,100		Telephone & Data Systems, Inc. – Special Shares	286,832
35,218		Verizon Communications, Inc.	1,260,100

			2,801,256

92

Shares or
Principal
Amount	Security	Value

	Utilities—4.3%
10,100	American Electric Power Company, Inc.	$ 363,398
4,700	Duke Energy Corporation	83,707
14,400	MDU Resources Group, Inc.	291,888
8,400	NextEra Energy, Inc.	436,716
25,600	NiSource, Inc.	451,072
6,300	ONEOK, Inc.	349,461
16,900	Portland General Electric Company	366,730
10,700	Southwest Gas Corporation	392,369
12,600	Vectren Corporation	319,788

		3,055,129

Total Value of Common Stocks (cost $57,946,040)		68,429,363

	PREFERRED STOCKS—.4%
	Telecommunication Services
9,500	AT&T, Inc., 6.375%, 2056 (cost $237,359)	252,795

	SHORT-TERM INVESTMENTS—2.8%
	Money Market Fund
$ 2,015M	First Investors Cash Reserve Fund, .19% (cost $2,015,000)**	2,015,000

Total Value of Investments (cost $60,198,399)	99.6%	70,697,158
Other Assets, Less Liabilities	.4	256,019

Net Assets	100.0%	$70,953,177

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
December 31, 2010 (see Note 3).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

93

Portfolio of Investments (continued)
VALUE FUND
December 31, 2010

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2010:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$68,429,363	$—	$—	$68,429,363
Preferred Stocks	252,795	—	—	252,795
Money Market Fund	2,015,000	—	—	2,015,000
Total Investments
in Securities*	$70,697,158	$—	$—	$70,697,158

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the year ended December 31, 2010.

94	See notes to financial statements

This page left intentionally blank.

95

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

		CASH			GROWTH &
	BLUE CHIP	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Assets
Investments in securities:
Cost — Unaffiliated issuers	$89,990,231	$12,515,867	$106,946,542	$26,622,751	$179,261,272	$64,918,765
Cost — Affiliated money market fund (Note 3)	600,000	—	9,070,000	—	275,000	1,330,000

Total cost of investments	$90,590,231	$12,515,867	$116,016,542	$26,622,751	$179,536,272	$66,248,765

Value — Unaffiliated issuers (Note 1A)	$123,122,663	$12,515,867	$143,299,032	$27,242,922	$206,877,738	$67,798,546
Value — Affiliated money market fund (Note 3)	600,000	—	9,070,000	—	275,000	1,330,000

Total value of investments	123,722,663	12,515,867	152,369,032	27,242,922	207,152,738	69,128,546

Cash	112,029	45,527	205,822	826,909	158,903	267,787
Receivables:
Investment securities sold	430,396	—	—	—	299,526	—
Interest and dividends	182,728	7,451	136,417	120,897	205,204	1,287,399
Trust shares sold	11,050	23,358	5,524	58,959	8,442	46,918
Other assets	8,189	758	8,763	1,824	12,558	4,424

Total Assets	124,467,055	12,592,961	152,725,558	28,251,511	207,837,371	70,735,074

Liabilities
Payables:
Investment securities purchased	414,919	—	565,657	498,059	224,530	—
Trust shares redeemed	92,627	245,851	149,929	7,262	157,320	17,550
Accrued advisory fees	77,877	—	96,078	14,046	130,248	44,704
Accrued expenses	19,900	8,236	19,458	12,737	24,935	17,261

Total Liabilities	605,323	254,087	831,122	532,104	537,033	79,515

Net Assets	$123,861,732	$12,338,874	$151,894,436	$27,719,407	$207,300,338	$70,655,559

Net Assets Consist of:
Capital paid in	$101,134,080	$12,338,874	$116,115,109	$26,719,912	$199,733,111	$92,060,160
Undistributed net investment income	1,761,754	—	777,221	941,746	3,610,430	5,082,372
Accumulated net realized loss on investments	(12,166,534)	—	(1,350,384)	(562,422)	(23,659,669)	(29,366,754)
Net unrealized appreciation of investments	33,132,432	—	36,352,490	620,171	27,616,466	2,879,781

Total	$123,861,732	$12,338,874	$151,894,436	$27,719,407	$207,300,338	$70,655,559

Shares of beneficial interest outstanding (Note 2)	5,913,880	12,338,874	4,838,619	2,678,803	7,306,936	10,809,159

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$20.94	$1.00	$31.39	$10.35	$28.37	$6.54

96	See notes to financial statements	97

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

		INVESTMENT	SELECT	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2015	VALUE
Assets
Investments in securities:
Cost — Unaffiliated issuers	$79,103,739	$40,021,798	$10,560,373	$24,112,631	$58,183,399
Cost — Affiliated money market fund (Note 3)	950,000	1,615,000	—	—	2,015,000

Total cost of investments	$80,053,739	$41,636,798	$10,560,373	$24,112,631	$60,198,399

Value — Unaffiliated issuers (Note 1A)	$108,373,887	$42,630,341	$13,668,000	$27,886,967	$68,682,158
Value — Affiliated money market fund (Note 3)	950,000	1,615,000	—	—	2,015,000

Total value of investments	109,323,887	44,245,341	13,668,000	27,886,967	70,697,158

Cash	80,665	220,888	618,237	249,776	167,417
Receivables:
Investment securities sold	—	—	—	—	82,163
Interest and dividends	241,702	545,241	4,186	—	138,810
Trust shares sold	3,581	36,561	12,311	28,270	10,615
Unrealized appreciation of foreign exchange contracts
(Note 7)	151,626	—	—	—	—
Other assets	6,769	2,674	670	1,957	4,450

Total Assets	109,808,230	45,050,705	14,303,404	28,166,970	71,100,613

Liabilities
Payables:
Investment securities purchased	—	2,145,225	389,451	—	61,797
Trust shares redeemed	113,604	47,374	21,300	171,257	25,663
Unrealized depreciation of foreign exchange contracts
(Note 7)	1,055,840	—	—	—	—
Accrued advisory fees	67,705	21,650	8,756	14,297	44,489
Accrued expenses	23,171	13,081	10,448	11,802	15,487

Total Liabilities	1,260,320	2,227,330	429,955	197,356	147,436

Net Assets	$108,547,910	$42,823,375	$13,873,449	$27,969,614	$70,953,177

Net Assets Consist of:
Capital paid in	$110,890,140	$42,644,927	$15,081,663	$22,769,301	$64,396,981
Undistributed net investment income	3,254,243	1,820,798	22,808	1,064,143	1,450,241
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(33,974,895)	(4,250,893)	(4,338,649)	361,834	(5,392,804)
Net unrealized appreciation in value of
investments and foreign currency transactions	28,378,422	2,608,543	3,107,627	3,774,336	10,498,759

Total	$108,547,910	$42,823,375	$13,873,449	$27,969,614	$70,953,177

Shares of beneficial interest outstanding (Note 2)	6,498,449	3,988,584	1,724,032	1,745,446	4,712,490

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$16.70	$10.74	$8.05	$16.02	$15.06

98	See notes to financial statements	99

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2010

			CASH			GROWTH &
	BLUE CHIP		MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Investment Income
Income:
Interest	$—		$21,965	$—	$1,050,165	$—	$5,645,000
Dividends	2,734,260	(a)	—	1,858,839	—	5,162,032 (b)	—
Dividends from affiliate (Note 3)	615		—	11,858	—	3,297	1,865

Total income	2,734,875		21,965	1,870,697	1,050,165	5,165,329	5,646,865

Expenses (Notes 1 and 4):
Advisory fees	883,213		72,785	990,697	202,276	1,417,186	509,946
Professional fees	31,567		14,618	32,198	16,923	46,071	20,822
Custodian fees and expenses	10,757		5,337	22,138	11,865	22,786	15,157
Reports and notices to shareholders	16,898		2,745	17,971	4,656	25,881	11,592
Registration fees	645		78	78	78	78	46
Trustees’ fees	5,903		491	6,495	1,334	9,396	3,371
Other expenses	24,880		5,261	24,780	14,206	34,689	32,140

Total expenses	973,863		101,315	1,094,357	251,338	1,556,087	593,074
Less: Expenses waived	—		(79,134)	—	(40,455)	—	—
Expenses paid indirectly	(789)		(216)	(885)	(157)	(1,266)	(307)

Net expenses	973,074		21,965	1,093,472	210,726	1,554,821	592,767

Net investment income	1,761,801		—	777,225	839,439	3,610,508	5,054,098

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on investments	3,948,811		—	12,465,705	258,494	(4,294,539)	916,983

Net unrealized appreciation of investments	5,846,267		—	19,044,427	135,067	29,726,354	2,687,951

Net gain on investments	9,795,078		—	31,510,132	393,561	25,431,815	3,604,934
Net Increase in Net Assets Resulting
from Operations	$11,556,879		$—	$32,287,357	$1,233,000	$29,042,323	$8,659,032

(a) Net of $11,869 foreign taxes withheld
(b) Net of $23,990 foreign taxes withheld

100	See notes to financial statements	101

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2010

		INVESTMENT	SELECT	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2015	VALUE
Investment Income
Income:
Interest	$201	$2,204,056	$—	$1,258,491	$—
Dividends	3,185,518 (c)	—	134,569	—	2,011,021	(d)
Dividends from affiliate (Note 3)	2,880	738	—	—	2,087

Total income	3,188,599	2,204,794	134,569	1,258,491	2,013,108

Expenses (Notes 1 and 4):
Advisory fees	762,213	309,151	85,415	206,120	493,444
Professional fees	50,106	19,663	12,714	13,786	25,744
Custodian fees and expenses	141,866	9,173	5,081	1,885	10,778
Reports and notices to shareholders	14,185	7,140	2,859	4,626	10,472
Registration fees	78	78	78	78	78
Trustees’ fees	5,068	2,034	555	1,368	3,281
Other expenses	29,656	15,810	5,117	7,810	19,472

Total expenses	1,003,172	363,049	111,819	235,673	563,269
Less: Expenses waived	—	(61,830)	—	(41,224)	—
Expenses paid indirectly	(681)	(182)	(77)	(122)	(441)

Net expenses	1,002,491	301,037	111,742	194,327	562,828

Net investment income	2,186,108	1,903,757	22,827	1,064,164	1,450,280

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	(688,888)	1,585,170	503,659	375,640	2,968,227
Foreign currency transactions	624,791	—	—	—	—

Net realized gain (loss) on investments and foreign
currency transactions	(64,097)	1,585,170	503,659	375,640	2,968,227

Net unrealized appreciation (depreciation) of:
Investments	11,401,737	104,952	1,823,595	795,110	4,538,379
Foreign currency transactions	(457,997)	—	—	—	—

Net unrealized appreciation on investments and
foreign currency transactions	10,943,740	104,952	1,823,595	795,110	4,538,379

Net gain on investments and foreign
currency transactions	10,879,643	1,690,122	2,327,254	1,170,750	7,506,606

Net Increase in Net Assets Resulting
from Operations	$13,065,751	$3,593,879	$2,350,081	$2,234,914	$8,956,886

(c) Net of $220,391 foreign taxes withheld
(d) Net of $11,421 foreign taxes withheld

102	See notes to financial statements	103

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	BLUE CHIP		CASH MANAGEMENT		DISCOVERY		GOVERNMENT
Year Ended December 31	2010	2009	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,761,801	$1,905,246	$—	$22,436	$777,225	$1,116,701	$839,439	$973,569
Net realized gain (loss) on investments	3,948,811	(2,361,710)	—	—	12,465,705	(5,321,507)	258,494	101,854
Net unrealized appreciation (depreciation)
of investments	5,846,267	22,108,095	—	—	19,044,427	34,294,546	135,067	(26,625)

Net increase in net assets resulting
from operations	11,556,879	21,651,631	—	22,436	32,287,357	30,089,740	1,233,000	1,048,798

Dividends to Shareholders
Net investment income	(1,905,253)	(2,356,098)	—	(22,436)	(1,116,657)	(1,370,258)	(1,061,623)	(1,023,566)

Trust Share Transactions *
Proceeds from shares sold	1,700,928	1,865,951	10,508,677	5,080,479	2,310,619	2,504,467	4,159,375	4,712,816
Reinvestment of dividends	1,905,253	2,356,098	—	22,436	1,116,657	1,370,258	1,061,623	1,023,566
Cost of shares redeemed	(10,258,555)	(9,577,854)	(9,080,933)	(7,264,830)	(9,336,535)	(6,743,609)	(3,681,458)	(3,845,012)

Net increase (decrease) from trust share transactions	(6,652,374)	(5,355,805)	1,427,744	(2,161,915)	(5,909,259)	(2,868,884)	1,539,540	1,891,370

Net increase (decrease) in net assets	2,999,252	13,939,728	1,427,744	(2,161,915)	25,261,441	25,850,598	1,710,917	1,916,602

Net Assets
Beginning of year	120,862,480	106,922,752	10,911,130	13,073,045	126,632,995	100,782,397	26,008,490	24,091,888

End of year †	$123,861,732	$120,862,480	$12,338,874	$10,911,130	$151,894,436	$126,632,995	$27,719,407	$26,008,490

†Includes undistributed net investment income of	$1,761,754	$1,905,206	$—	$—	$777,221	$1,116,653	$941,746	$1,061,598

*Trust Shares Issued and Redeemed
Sold	87,553	112,620	10,508,677	5,080,479	85,919	119,657	404,081	462,455
Issued for dividends reinvested	101,074	180,130	—	22,436	44,400	82,446	105,740	103,286
Redeemed	(532,405)	(584,862)	(9,080,933)	(7,264,830)	(352,295)	(325,713)	(357,487)	(377,562)

Net increase (decrease) in trust shares outstanding	(343,778)	(292,112)	1,427,744	(2,161,915)	(221,976)	(123,610)	152,334	188,179

104	See notes to financial statements	105

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GROWTH & INCOME		HIGH YIELD		INTERNATIONAL		INVESTMENT GRADE
Year Ended December 31	2010	2009	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations
Net investment income	$3,610,508	$2,050,759	$5,054,098	$5,123,812	$2,186,108	$2,003,370	$1,903,757	$1,891,370
Net realized gain (loss) on investments and foreign
currency transactions	(4,294,539)	(5,537,942)	916,983	(15,346,412)	(64,097)	(7,304,133)	1,585,170	(877,842)
Net unrealized appreciation of investments
and foreign currency transactions	29,726,354	45,001,548	2,687,951	27,920,827	10,943,740	24,445,669	104,952	5,596,709

Net increase in net assets resulting
from operations	29,042,323	41,514,365	8,659,032	17,698,227	13,065,751	19,144,906	3,593,879	6,610,237

Dividends to Shareholders
Net investment income	(2,050,814)	(3,091,098)	(5,168,287)	(5,799,581)	—	(3,944,011)	(1,995,057)	(2,115,858)

Trust Share Transactions *
Proceeds from shares sold	3,788,063	4,027,522	2,458,561	1,489,381	2,221,935	2,192,746	4,542,717	3,427,054
Reinvestment of dividends	2,050,814	3,091,098	5,168,287	5,799,581	—	3,944,011	1,995,057	2,115,858
Cost of shares redeemed	(12,930,165)	(12,837,841)	(6,379,151)	(5,740,721)	(7,574,668)	(5,878,792)	(4,320,083)	(3,473,767)

Net increase (decrease) from trust share transactions	(7,091,288)	(5,719,221)	1,247,697	1,548,241	(5,352,733)	257,965	2,217,691	2,069,145

Net increase in net assets	19,900,221	32,704,046	4,738,442	13,446,887	7,713,018	15,458,860	3,816,513	6,563,524

Net Assets
Beginning of year	187,400,117	154,696,071	65,917,117	52,470,230	100,834,892	85,376,032	39,006,862	32,443,338

End of year †	$207,300,338	$187,400,117	$70,655,559	$65,917,117	$108,547,910	$100,834,892	$42,823,375	$39,006,862

†Includes undistributed net investment income of	$3,610,430	$2,050,736	$5,082,372	$5,130,041	$3,254,243	$443,345	$1,820,798	$1,861,730

*Trust Shares Issued and Redeemed
Sold	148,800	195,145	393,361	266,340	145,824	177,230	429,611	354,193
Issued for dividends reinvested	84,084	192,113	889,550	1,236,585	—	385,534	198,513	246,603
Redeemed	(514,577)	(627,686)	(1,029,775)	(1,050,640)	(495,382)	(476,405)	(409,825)	(372,595)

Net increase (decrease) in trust shares outstanding	(281,693)	(240,428)	253,136	452,285	(349,558)	86,359	218,299	228,201

106	See notes to financial statements	107

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		TARGET MATURITY 2015		VALUE
Year Ended December 31	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations
Net investment income	$22,827	$20,078	$1,064,164	$1,102,348	$1,450,280	$1,385,131
Net realized gain (loss) on investments	503,659	(1,502,531)	375,640	130,512	2,968,227	(1,131,593)
Net unrealized appreciation (depreciation)
of investments	1,823,595	2,428,097	795,110	(1,880,168)	4,538,379	11,166,645
Net increase (decrease) in net assets resulting
from operations	2,350,081	945,644	2,234,914	(647,308)	8,956,886	11,420,183
Distributions to Shareholders
Net investment income	(20,097)	—	(1,102,367)	(1,124,305)	(1,385,162)	(1,816,526)
Net realized gains	—	—	(130,516)	(41,204)	—	—

Total distributions	(20,097)	—	(1,232,883)	(1,165,509)	(1,385,162)	(1,816,526)

Trust Share Transactions*
Proceeds from shares sold	1,795,150	1,434,316	2,702,248	1,825,953	2,912,201	2,148,935
Reinvestment of distributions	20,097	—	1,232,883	1,165,509	1,385,162	1,816,526
Cost of shares redeemed	(715,099)	(582,223)	(4,459,020)	(3,140,881)	(6,733,297)	(6,191,798)

Net increase (decrease) from trust share transactions	1,100,148	852,093	(523,889)	(149,419)	(2,435,934)	(2,226,337)

Net increase (decrease) in net assets	3,430,132	1,797,737	478,142	(1,962,236)	5,135,790	7,377,320

Net Assets
Beginning of year	10,443,317	8,645,580	27,491,472	29,453,708	65,817,387	58,440,067

End of year †	$13,873,449	$10,443,317	$27,969,614	$27,491,472	$70,953,177	$65,817,387

†Includes undistributed net investment income of	$22,808	$20,078	$1,064,143	$1,102,346	$1,450,241	$1,385,122

*Trust Shares Issued and Redeemed
Sold	255,872	238,990	166,796	117,618	211,998	185,337
Issued for distributions reinvested	3,036	—	81,218	76,982	105,176	201,612
Redeemed	(102,987)	(98,476)	(281,934)	(202,507)	(495,982)	(547,576)

Net increase (decrease) in trust shares outstanding	155,921	140,514	(33,920)	(7,907)	(178,808)	(160,627)

108	See notes to financial statements	109

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (“the 1940 Act”) as a diversified, open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2015 Fund and Value Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

High Yield Fund seeks high current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Select Growth Fund seeks long-term growth of capital.

Target Maturity 2015 Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Value Fund seeks total return.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trust’s Board of Trustees (“the Board”). The pricing services consider security type, rating, market

110

condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At December 31, 2010, the High Yield Fund held three securities that were fair valued by the Valuation Committee with an aggregate value of $396 representing .0% of the Fund’s net assets. At December 31, 2010, fair value pricing was used for certain foreign securities in the International Fund portfolio.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), formerly known as Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements, investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Agency securities are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Investments in the affiliated unregistered money market fund are categorized as Level 1. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of December 31, 2010, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

In January 2010, FASB released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). Among the new disclosures and clarifications of existing disclosures ASU No. 2010-06 requires the Funds to disclose separately the amounts of significant transfers in and out of Level 1 and 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. ASU No. 2010-06 requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. ASU No. 2010-06 also requires disclosure of the reasons for significant transfers in and out of Level 3. The Funds adopted ASU No. 2010-06 on January 1, 2010, except for the Level 3 gross basis roll forward reconciliation, which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with

112

the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2010, capital loss carryovers were as follows:

	Year Capital Loss Carryovers Expire
Fund	Total	2011	2012	2013	2014	2015	2016	2017	2018
Blue Chip	$10,146,550	$4,132,026	$—	$—	$—	$—	$3,493,173	$ 2,521,351	$—
Discovery	551,263	—	—	—	—	—	—	551,263	—
Government	562,422	102,584	51,149	193,688	177,059	37,942	—	—	—
Growth & Income	23,482,697	—	—	—	—	—	13,700,802	5,518,321	4,263,574
High Yield*	29,365,254	5,337,824	1,392,331	1,059,640	1,944,836	433,726	3,694,844	15,502,053	—
International	33,046,863	—	—	—	—	—	23,624,881	8,389,229	1,032,753
Investment Grade	4,250,893	—	—	—	—	—	3,105,792	1,145,101	—
Select Growth	4,337,113	—	—	—	—	—	2,834,582	1,502,531	—
Value	5,385,580	1,198,371	—	—	—	—	3,055,616	1,131,593	—

*Due to a tax free reorganization on August 10, 2007 with the Special Bond Fund that was approved by the Life Series Funds’ Board of Trustees, the Fund will have available for utilization $1,630,437 in capital loss carryovers that will become available at $601,552 per year for the taxable years 2011 through 2012 and $427,333 for taxable year 2013. These capital loss carryovers will expire as follows: $601,552 in 2011; $212,617 in 2012; $153,634 in 2013; and $662,634 in 2014.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007–2009, or expected to be taken in the Funds’ 2010 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations—The accounting records of the International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

113

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards, deferral of wash sales and post-October capital losses.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregated assets for these transactions. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or

114

amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. For the year ended December 31, 2010, The Bank of New York Mellon, custodian for the Cash Management, Government, High Yield, Investment Grade and Target Maturity 2015 Funds, has provided credits in the amount of $48 against custodian charges based on the uninvested cash balances of the Funds. Brown Brothers Harriman & Co. serves as custodian for the Blue Chip, Discovery, Growth & Income, International, Select Growth and Value Funds. The Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2010, the Funds’ expenses were reduced by $5,075 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions—For the year ended December 31, 2010, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, foreign currencies and short-term securities), were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Blue Chip	$17,955,983	$23,676,820	$—	$—
Discovery	79,369,070	84,684,810	—	—
Government	9,970,016	9,590,418	6,580,875	3,600,867
Growth & Income	50,360,733	55,237,749	—	—
High Yield	48,189,453	47,135,284	—	—
International	35,251,363	37,722,973	—	—
Investment Grade	25,147,561	22,357,784	—	—
Select Growth	10,822,729	9,658,754	—	—
Target Maturity 2015	1,155,720	3,245,068	—	—
Value	13,244,583	15,673,789	—	—

115

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

At December 31, 2010, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Blue Chip	$ 92,610,215	$35,097,344	$ 3,984,896	$31,112,448
Discovery	116,815,663	37,349,171	1,795,802	35,553,369
Government	26,622,751	748,991	128,820	620,171
Growth & Income	179,713,244	38,667,683	11,228,189	27,439,494
High Yield	66,327,889	4,355,418	1,554,761	2,800,657
International	80,981,771	28,625,339	283,223	28,342,116
Investment Grade	41,897,712	2,538,171	190,542	2,347,629
Select Growth	10,561,909	3,136,673	30,582	3,106,091
Target Maturity 2015	24,126,397	3,760,570	—	3,760,570
Value	60,205,623	13,888,910	3,397,375	10,491,535

Certain of the Funds may invest in First Investors Cash Reserve Fund, LLC (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by First Investors Management Company, Inc. During the year ended December 31, 2010, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchases	Sales	Value at	Dividend
Fund	12/31/09	Shares/Cost	Shares/Cost	12/31/10	Income
Blue Chip	$1,785,000	$ 9,125,000	$10,310,000	$ 600,000	$ 615
Discovery	7,920,000	47,915,000	46,765,000	9,070,000	11,858
Growth & Income	775,000	26,035,000	26,535,000	275,000	3,297
High Yield	790,000	19,905,000	19,365,000	1,330,000	1,865
International	1,005,000	22,845,000	22,900,000	950,000	2,880
Investment Grade	125,000	8,630,000	7,140,000	1,615,000	738
Value	2,200,000	8,300,000	8,485,000	2,015,000	2,087

4. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trust are officers and trustees of its investment adviser, First Investors Management Company, Inc. (“FIMCO”) and/or its transfer agent, Administrative Data Management Corp. Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 2010, total trustee fees accrued by the Funds amounted to $39,296.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million,

116

.66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2010, FIMCO has voluntarily waived 20% of the .75% annual fee on the first $250 million of average daily net assets of the Government, Investment Grade and Target Maturity 2015 Funds. During the year ended December 31, 2010, FIMCO has voluntarily waived $42,916 in advisory fees to limit the Cash Management Fund’s over all expense ratio to .60%. Also, FIMCO has voluntarily waived an additional $29,869 in advisory fees and assumed $6,349 of other expenses to prevent a negative yield on the Fund’s shares. For the year ended December 31, 2010, total advisory fees accrued to FIMCO were $5,932,446 of which $216,294 was waived as noted above.

Paradigm Capital Management, Inc. serves as investment subadviser to the Discovery Fund. Muzinich & Co., Inc. serves as investment subadviser to the High Yield Fund. Vontobel Asset Management, Inc. serves as investment subadviser to the International Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. At December 31, 2010, the Government Fund held one 144A security with a value of $669,781 representing 2.4% of the Fund’s net assets, the High Yield Fund held seventy-five 144A securities with an aggregate value of $26,154,718 representing 37.0% of the Fund’s net assets, and the Investment Grade Fund held nineteen 144A securities with an aggregate value of $6,217,079 representing 14.5% of the Fund’s net assets. Unless otherwise noted, 144A securities are deemed to be liquid. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. At December 31, 2010, the Cash Management Fund held five Section 4(2) securities with an aggregate value of $1,929,471 representing 15.6% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts—Forward currency contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Fund purchases or sells foreign securities the Fund may enter into a forward currency contract to attempt to manage exposure to foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

117

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

The International Fund had no forward currency contracts outstanding at December 31, 2010.

7. Foreign Exchange Contracts—The International Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets.

The International Fund had the following foreign exchange contracts open at December 31, 2010:

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Loss

10,577,000	British Pound	US $17,169,221	2/14/11	US $(609,280)
2,266,000	Euro	3,048,201	2/14/11	(8,263)
2,990,000	Euro	4,214,608	4/21/11	(203,393)
		$24,432,030		$(820,936)

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)

10,577,000	British Pound	US $16,606,778	2/14/11	US $ 46,837
2,266,000	Euro	2,942,945	2/14/11	(96,993)
2,990,000	Euro	4,116,004	4/21/11	104,789
4,054,000	British Pound	6,291,240	6/1/11	(55,928)
2,404,000	Euro	3,143,088	6/1/11	(81,983)
		$33,100,055		$ (83,278)

Net Unrealized Loss on Foreign Exchange Contracts				$ (904,214)

118

Fair Value of Derivative Instruments — The fair value of derivative instruments as of December 31, 2010, was as follows:

	Assets Derivatives		Liability Derivatives

Derivatives not accounted	Statements of		Statements of
for as hedging instruments	Assets and		Assets and
under ASC 815	Liabilities Location	Value	Liabilities Location	Value
Foreign exchange contracts:	Unrealized		Unrealized
	appreciation of		depreciation of
	foreign exchange		foreign exchange
	contracts	$151,626	contracts	$1,055,840

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Gain
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:	$624,791

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Depreciation
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:	$(457,997)

8. High Yield Credit Risk—The High Yield Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

119

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2010

9. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2010 and 2009 were as follows:

	Distributions			Distributions
	Declared in 2010			Declared in 2009

	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total

Blue Chip	$1,905,253	$—	$1,905,253	$2,356,098	$—	$2,356,098
Cash Management	—	—	—	22,436	—	22,436
Discovery	1,116,657	—	1,116,657	1,370,258	—	1,370,258
Government	1,061,623	—	1,061,623	1,023,566	—	1,023,566
Growth & Income	2,050,814	—	2,050,814	3,091,098	—	3,091,098
High Yield	5,168,287	—	5,168,287	5,799,581	—	5,799,581
International	—	—	—	3,944,011	—	3,944,011
Investment Grade	1,995,057	—	1,995,057	2,115,858	—	2,115,858
Select Growth	20,097	—	20,097	—	—	—
Target Maturity 2015	1,102,367	130,516	1,232,883	1,124,305	41,204	1,165,509
Value	1,385,162	—	1,385,162	1,816,526	—	1,816,526

As of December 31, 2010, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Accumulated			Distributable
	Ordinary	Capital	Capital Loss	Unrealized	Earnings
Fund	Income	Gains	Carryover	Appreciation	(Deficit)

Blue Chip	$1,761,754	$—	$(10,146,550)	$31,112,448	$22,727,652
Discovery	777,221	—	(551,263)	35,553,369	35,779,327
Government	941,746	—	(562,422)	620,171	999,495
Growth & Income	3,610,430	—	(23,482,697)	27,439,494	7,567,227
High Yield	5,159,996	—	(29,365,254)	2,800,657	(21,404,601)
International	2,350,028	—	(33,046,863)	28,354,605	(2,342,230)
Investment Grade	2,081,712	—	(4,250,893)	2,347,629	178,448
Select Growth	22,808	—	(4,337,113)	3,106,091	(1,208,214)
Target Maturity 2015	1,064,143	375,600	—	3,760,570	5,200,313
Value	1,450,241	—	(5,385,580)	10,491,535	6,556,196

Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transactions, passive foreign investment companies and amortization of bond premium and discounts.

120

For the year ended December 31, 2010, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of foreign currency transactions, paydowns, premium amortization and expiration of capital loss carryovers.

			Accumulated
	Capital	Undistributed	Capital
Fund	Paid In	Ordinary Income	Gains (Losses)
Blue Chip	$(16,910,568)	$—	$16,910,568
Government	—	102,332	(102,332)
High Yield	(5,224,174)	70,014	5,154,160
International	—	624,790	(624,790)
Investment Grade	—	50,368	(50,368)
Value	(613,351)	—	613,351

10. New Accounting Pronouncements—On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

121

11. Subsequent Events—Subsequent events occurring after December 31, 2010 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

12. Foresters Transaction—On September 21, 2010, First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, entered into an agreement with The Independent Order of Foresters (“Foresters”) pursuant to which FICC would be acquired by Foresters (the “Transaction”). The Transaction was completed on January 19, 2011, after the parties obtained the required regulatory and shareholder approvals. FICC, FIMCO, First Investors Corporation, the principal underwriter of the First Investors Funds and Administrative Data Management Corp., the transfer agent for the First Investors Funds are now subsidiaries of Foresters. Foresters is a fraternal benefit society with financial services operations in Canada, the United States and the United Kingdom.

13. Litigation—The Blue Chip and Value Funds have received notice that they may be putative members of the proposed defendant class of shareholders in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of the Tribune Company (the “Committee”). The Committee is seeking to recover some or all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company, including those made in connection with a 2007 tender offer into which the Blue Chip and Value Funds tendered their shares of common stock of the Tribune Company. The complaint alleges no misconduct by the Funds. The amounts sought from the Blue Chip and Value Funds, excluding interest and court costs, are $288,456 and $376,754, respectively, representing 0.23% and 0.53% of net assets, respectively, as of December 31, 2010. The Blue Chip and Value Funds cannot predict the outcome of this proceeding, and thus have not accrued any of the amounts sought by the Committee in this matter in the accompanying financial statements.

122

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123

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee		Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return *	(in millions)	Credits	(a)	Income	Expenses	Income (Loss)	Rate

BLUE CHIP FUND
2006	$20.85	$ .26	$ 2.74	$ 3.00	$ .20	—	$ .20	$23.65	14.49%	$181	.82%		1.13%	N/A	N/A	4%
2007	23.65	.31	.67	.98	.26	—	.26	24.37	4.21	173	.81		1.20	N/A	N/A	5
2008	24.37	.36	(8.10)	(7.74)	.31	—	.31	16.32	(32.08)	107	.83		1.67	N/A	N/A	8
2009	16.32	.31	3.04	3.35	.36	—	.36	19.31	21.61	121	.84		1.78	N/A	N/A	15
2010	19.31	.30	1.64	1.94	.31	—	.31	20.94	10.22	124	.83		1.49	N/A	N/A	15

CASH MANAGEMENT FUND
2006	$ 1.00	$.043	—	$ .043	$ .043	—	$ .043	$ 1.00	4.35%	$ 7	.74	%(b)	4.26%	1.09%	3.87%	N/A
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.62	15	.72	(b)	4.49	1.04	4.14	N/A
2008	1.00	.020	—	.020	.020	—	.020	1.00	2.03	13	.71	(b)	2.02	.96	1.77	N/A
2009	1.00	.002	—	.002	.002	—	.002	1.00	.17	11	.56	(b)	.18	.98	(.24)	N/A
2010	1.00	—	—	—	—	—	—	1.00	.00	12	.23	(b)	.00	1.04	(.81)	N/A

DISCOVERY FUND
2006	$25.79	$ .06	$ 5.74	$ 5.80	$ .04	$—	$ .04	$31.55	22.51%	$158	.82%		.19%	N/A	N/A	58%
2007	31.55	.11	1.86	1.97	.06	2.66	2.72	30.80	6.62	161	.82		.35	N/A	N/A	55
2008	30.80	.30	(10.11)	(9.81)	.11	1.44	1.55	19.44	(33.25)	101	.83		1.15	N/A	N/A	52
2009	19.44	.22	5.63	5.85	.27	—	.27	25.02	30.77	127	.84		1.03	N/A	N/A	66
2010	25.02	.16	6.43	6.59	.22	—	.22	31.39	26.57	152	.83		.59	N/A	N/A	64

GOVERNMENT FUND
2006	$10.10	$ .51	$ (.14)	$ .37	$ .51	—	$ .51	$ 9.96	3.80%	$ 20	.78%		5.10%	.93%	4.95%	28%
2007	9.96	.48	.15	.63	.52	—	.52	10.07	6.55	21	.80		4.94	.95	4.75	24
2008	10.07	.44	.24	.68	.45	—	.45	10.30	6.93	24	.79		4.56	.94	4.41	39
2009	10.30	.42	—	.42	.43	—	.43	10.29	4.28	26	.80		3.87	.95	3.72	51
2010	10.29	.32	.16	.48	.42	—	.42	10.35	4.82	28	.78		3.11	.93	2.96	54

GROWTH & INCOME FUND(c)
2006	$35.91	$ .20	$ 4.68	$ 4.88	$ .16	$2.27	$ 2.43	$38.36	14.35%	$268	.82%		.55%	N/A	N/A	127%
2007	38.36	.41	.25	.66	.20	5.43	5.63	33.39	1.98	258	.81		1.14	N/A	N/A	38
2008	33.39	.40	(11.38)	(10.98)	.41	2.24	2.65	19.76	(35.22)	155	.83		1.48	N/A	N/A	28
2009	19.76	.27	5.06	5.33	.40	—	.40	24.69	28.05	187	.84		1.27	N/A	N/A	25
2010	24.69	.50	3.45	3.95	.27	—	.27	28.37	16.19	207	.82		1.91	N/A	N/A	27

124	125

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions								Ratio to Average Net
		Investment Operations			from						Ratio to Average Net		Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**		Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return *	(in millions)	Credits (a)	Income (Loss)	Expenses	Income	Rate

HIGH YIELD FUND
2006	$ 8.07	$.62	$ .12	$ .74	$.67	—	$ .67	$ 8.14	9.77%	$ 68	.85%	7.63%	N/A	N/A	31%
2007	8.14	.57	(.47)	.10	.63	—	.63	7.61	1.06	79	.86	7.19	N/A	N/A	28
2008	7.61	.56	(2.39)	(1.83)	.59	—	.59	5.19	(25.86)	52	.86	8.27	N/A	N/A	17
2009	5.19	.51	1.12	1.63	.58	—	.58	6.24	35.15	66	.90	8.66	N/A	N/A	102
2010	6.24	.48	.31	.79	.49	—	.49	6.54	13.71	71	.87	7.43	N/A	N/A	71

INTERNATIONAL FUND(d)
2006	$20.00	$.29	$ 5.09	$ 5.38	$.15	$ .64	$ .79	$24.59	27.79%	$129	.97%	1.24%	N/A	N/A	157%
2007	24.59	.04	4.26	4.30	.83	3.36	4.19	24.70	20.99	154	.90	1.30	N/A	N/A	97
2008	24.70	.30	(9.68)	(9.38)	.04	2.65	2.69	12.63	(41.89)	85	.94	1.41	N/A	N/A	128
2009	12.63	.65	2.03	2.68	.59	—	.59	14.72	23.24	101	1.01	2.30	N/A	N/A	53
2010	14.72	.34	1.64	1.98	—	—	—	16.70	13.45	109	.99	2.15	N/A	N/A	35

INVESTMENT GRADE FUND
2006	$11.14	$.53	$ (.11)	$ .42	$.62	—	$ .62	$10.94	3.99%	$ 37	.74%	4.82%	.89%	4.67%	86%
2007	10.94	.43	.15	.58	.60	—	.60	10.92	5.52	39	.73	4.97	.88	4.81	38
2008	10.92	.41	(1.60)	(1.19)	.57	—	.57	9.16	(11.60)	32	.74	5.30	.89	5.15	133
2009	9.16	.69	1.10	1.79	.60	—	.60	10.35	20.94	39	.76	5.38	.91	5.23	79
2010	10.35	.51	.41	.92	.53	—	.53	10.74	9.26	43	.73	4.62	.88	4.47	55

SELECT GROWTH FUND(e)
2006	$ 8.70	$.07	$ .75	$ .82	$.05	$ —	$ .05	$ 9.47	9.47%	$ 12	.92%	.77%	N/A	N/A	80%
2007	9.47	.01	1.06	1.07	.07	—	.07	10.47	11.42	13	1.14	.15	N/A	N/A	161
2008	10.47	—	(4.31)	(4.31)	.01	.09	.10	6.06	(41.47)	9	.99	(.05)	N/A	N/A	107
2009	6.06	.01	.59	.60	—	—	—	6.66	9.90	10	1.00	.22	N/A	N/A	102
2010	6.66	.01	1.39	1.40	.01	—	.01	8.05	21.10	14	.98	.20	N/A	N/A	87

TARGET MATURITY 2015 FUND
2006	$14.46	$.57	$ (.32)	$ .25	$.52	$ —	$ .52	$14.19	1.85%	$ 24	.70%	4.38%	.85%	4.23%	2%
2007	14.19	.59	.74	1.33	.58	—	.58	14.94	9.70	27	.70	4.32	.85	4.16	3
2008	14.94	.63	1.49	2.12	.58	—	.58	16.48	14.56	29	.69	4.01	.84	3.86	0
2009	16.48	.62	(1.00)	(.38)	.63	.02	.65	15.45	(2.22)	27	.71	3.91	.86	3.76	0
2010	15.45	.63	.66	1.29	.64	.08	.72	16.02	8.58	28	.71	3.87	.86	3.72	4

126	127

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee		Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return *	(in millions)	Credits	(a)	Income	Expenses	Income	Rate

VALUE FUND
2006	$14.31	$.27	$ 2.76	$ 3.03	$.26		$.26	$17.08	21.43%	$94	.83%		1.73%	N/A	N/A	15%
2007	17.08	.31	(.42)	(.11)	.27	—	.27	16.70	(.66)	91	.83		1.75	N/A	N/A	17
2008	16.70	.40	(5.24)	(4.84)	.29	—	.29	11.57	(29.41)	58	.85		2.47	N/A	N/A	15
2009	11.57	.29	1.96	2.25	.36	—	.36	13.46	21.03	66	.88		2.45	N/A	N/A	11
2010	13.46	.31	1.58	1.89	.29	—	.29	15.06	14.32	71	.86		2.25	N/A	N/A	21

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

**	Net of expenses waived or assumed by the investment adviser (Note 4).

(a)	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1H).

(b)	For the years ended December 31, 2006 through December 31, 2008, the expense ratio after fee credits was .70%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70% for those years. For the period January 1, 2009 to December 31, 2009, the expense ratio after fee credits was .62%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70% for the period January 1, 2009 to January 31, 2009 and .60% for the period February 1, 2009 to December 31, 2009. For the period January 1, 2010 to December 31, 2010, the expense ratio after fee credits was .23%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .60% (Note 4).

(c)	Prior to October 18, 2006, known as Growth Fund.

(d)	Prior to June 27, 2006, known as International Securities Fund.

(e)	Prior to July 26, 2007 known as Focused Equity Fund.

See notes to financial statements
128	129

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the eleven Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the eleven Funds comprising First Investors Life Series Funds, as of December 31, 2010, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 25, 2011

130

Board Consideration of New Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

Approval of a New Advisory Agreement and New Sub-Advisory Agreements

At a meeting held on September 19, 2010 (the “September Meeting”), the Board of Trustees (the “Board”) of the Funds, including a majority of the non-interested or independent Trustees of the Board, approved a new Advisory Agreement (the “New Advisory Agreement”) between FIMCO and each of the Funds. The Board also approved new Sub-Advisory Agreements (the “New Sub-Advisory Agreements”) with Paradigm Capital Management, Inc. (“Paradigm”) with respect to the Life Series Discovery Fund, Smith Asset Management Group, L.P. (“Smith Group”) with respect to the Life Series Select Growth Fund, Vontobel Asset Management, Inc. (“Vontobel”) with respect to the Life Series International Fund and Muzinich & Co., Inc. (“Muzinich”) with respect to the Life Series High Yield Fund (together, the “Sub-Advised Funds”).

The Board approved the New Advisory Agreement, and the New Sub-Advisory Agreements for the Sub-Advised Funds, due to the then-pending acquisition (the “Transaction”) of FICC, the parent company of FIMCO, by Foresters. The change in control of FIMCO caused by the Transaction is deemed to be an “assignment” under the Investment Company Act of 1940 (the “1940 Act”) of each Fund’s existing advisory agreement (the “Existing Advisory Agreement”). As required by the 1940 Act, each Fund’s Existing Advisory Agreement provides for its automatic termination in the event of an assignment and, thus, each Existing Advisory Agreement would terminate upon the closing (the “Closing”) of the Transaction. The existing sub-advisory agreements (the “Existing Sub-Advisory Agreements”) would terminate upon the termination of the Existing Advisory Agreement.

The Board also approved an interim advisory agreement (the “Interim Agreement”) with FIMCO with respect to each Fund in the event that the Closing of the Transaction was scheduled to occur prior to approval of the New Advisory Agreement by the shareholders of one or more Funds, and also approved interim Sub-Advisory Agreements (the “Interim Sub-Advisory Agreements”) with respect to its Sub-Advised Funds. The shareholders of the Funds have approved the New Advisory Agreement and, therefore, the Interim Agreement and Interim Sub-Advisory Agreements will not become effective.

The Board reviewed the materials furnished by Foresters and FIMCO, including responses to certain questions relating to the Transaction and reports relating to each Fund’s performance, advisory fees and total operating expenses, and other relevant data. Information provided by Foresters and FIMCO for the Board’s consideration included Foresters’ responses to questions relating to the terms of the Transaction, how Foresters will finance the Transaction, the effect of the Transaction on the Funds, their service providers or fee structure, and any significant changes (actual or

131

Board Consideration of New Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

anticipated) to the composition of the Board, Trust officers, operations of the Funds, FIMCO’s investment personnel, FIMCO’s compensation structure, the Existing Advisory Agreement, or the Funds’ distribution arrangements. In addition, information on the Funds’ investment performance is regularly provided to the Board. Information furnished at Board meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by the portfolio managers of the Funds and various reports on compliance and other services provided by FIMCO and its affiliates.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the New Advisory Agreement and New Sub-Advisory Agreements for all of the Funds were considered at the same Board meeting, the Trustees addressed each Fund separately.

The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Advisory Agreement or, for the Sub-Advised Funds, the New Sub-Advisory Agreements. Although not meant to be all-inclusive, included below is a description of certain of the factors that were considered by the Board in deciding to approve the New Advisory Agreement and the New Sub-Advisory Agreements for the Sub-Advised Funds.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services to be provided by FIMCO under the New Advisory Agreement and to be provided by the subadvisers to the Sub-Advised Funds under the New Sub-Advisory Agreements, the Board considered that the terms of the New Advisory Agreement are substantially the same as the terms of the Existing Advisory Agreement and the terms of the New Sub-Advisory Agreements are substantially the same as the terms of their respective Existing Sub-Advisory Agreements. The Board also considered that the Transaction is expected to have minimal impact on FIMCO’s day-to-day operations and is not expected to result in any change in the structure or operations of the Funds. The Board noted that Foresters currently does not intend to implement any changes to the core services provided to the Funds by FIMCO or its affiliates. The Board also noted that Foresters currently intends to retain the key personnel employed by FIMCO who provide services to the Funds (other than two senior officers who indicated their intent to retire from FIMCO). The same people who manage the Funds are expected to do so

132

after the Closing and the subadvisers that manage the Sub-Advised Funds are expected to continue to manage those Funds after the Closing. The level of service and the manner in which each Fund’s assets are managed are expected to remain the same. The Board also considered that Foresters does not currently contemplate modifying the Funds’ current service provider relationships.

In evaluating Foresters, the Board considered the history, reputation, qualification and background of Foresters, the qualifications of its personnel and Foresters financial condition. The Board also considered Foresters capabilities, experience, corporate structure and capital resources, as well as Foresters long-term business goals with regard to FIMCO and the Funds.

The Board gave substantial consideration to its evaluation of the nature, extent and quality of the services provided by FIMCO under the Existing Agreement and provided by the subadvisers under the Existing Sub-Advisory Agreements at the Board’s May 2010 meeting (the “May Meeting”). The Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the Funds.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the Funds is small by comparison to the industry average account size. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) the implementation of policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including Fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) the evaluation and monitoring of subadvisers. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong

133

Board Consideration of New Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

performance, including providing significant incentives to portfolio managers and analysts based on Fund performance, and FIMCO’s willingness to make changes in portfolio managers and subadvisers when necessary to address performance issues. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds in light of the current market environment. The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates.

The Board also considered the nature, extent and quality of the investment management services provided by Paradigm, Muzinich, Smith Group and Vontobel to the Sub-Advised Funds. The Board considered Paradigm’s, Muzinich’s, Smith Group’s and Vontobel’s investment management process in managing the Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the Sub-Advised Funds. In light of the current market environment, the Board also considered information regarding the resources and staffing in place with respect to the services provided by each subadviser.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s, and, for the Sub-Advised Funds, Paradigm’s, Muzinich’s, Smith Group’s and Vontobel’s services, as well as the services of FIMCO’s affiliates, supported approval of the New Advisory Agreement and the New Sub-Advisory Agreements.

Investment Performance

While the Board considered more recent performance information, the Board placed significant emphasis on consideration of the investment performance of each of the Funds at the May Meeting. While consideration was given to performance reports and discussions held at prior and subsequent Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper, Inc. (“Lipper”). In particular, the Board reviewed the performance of the Funds over the most recent calendar year and, to the extent provided by Lipper, the annualized performance over the most recent three calendar year and five calendar year periods as compared to a comparable group of funds as determined by Lipper (“Peer Group”). In addition, the Board considered the performance information provided by FIMCO for each Fund (other than the Life Series Target Maturity 2015 Fund) through April 30, 2010 (the “year-to-date period”). As applicable, the Board also reviewed the annual yield of each Fund for each of the past five calendar years on an absolute and comparative basis. With regard to the performance information, the Board considered the performance and/or yield, as applicable, of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the

134

data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield. For each Fund, the Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund, except for the Life Series Select Growth Fund and Life Series High Yield Fund, fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With respect to the performance of the Life Series Select Growth Fund, although the performance of the Fund did not fall within one of the top three quintiles for at least one of the performance periods provided by Lipper, the Fund’s performance had improved during the year-to-date period and fell within one of the top three quintiles for such year-to-date period. The Board also considered that the sub-adviser for the Life Series Select Growth Fund had been changed in 2007 and did not have a full three years of history managing the Fund. The Board also took note of the improved performance of the Life Series Select Growth Fund reviewed at the Board’s August 2010 meeting. With respect to the Life Series High Yield Fund, the Board considered that the sub-adviser, which was hired in April 2009, had only approximately one year of history in managing the Fund.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees, Subadvisory Fees and Expenses. The Board noted that the advisory fees payable by each Fund under the New Advisory Agreement are the same as the fee rates payable under the Existing Advisory Agreement. The Board gave substantial consideration to its evaluation of the advisory fees payable by the Funds and each Fund’s total expense ratio at the May Meeting. The Board considered that the Funds’ expense ratios were not expected to increase as a result of the Transaction. The Board also considered that Foresters currently does not intend to change any Fund’s expense reimbursement or advisory fee waiver arrangements. In addition, the Board noted that shareholders would not bear any costs in connection with the Transaction, inasmuch as FICC and Foresters will bear the costs, fees and expenses incurred by the Funds in connection with the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction and proxy statement, and any other fees and expenses incurred by the Funds in connection with the Transaction.

At the May Meeting, the Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a

135

Board Consideration of New Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

percentage of average net assets to a customized group of comparable funds within its Peer Group selected by Lipper (“Expense Group”). In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Expense Group and noted the relative position of each fund within the Expense Group.

The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s advisory agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee.

The Board considered that, at the May Meeting, FIMCO had extended, and, thereafter, Foresters agreed to keep in place, the existing voluntary: (1) total expense cap limitations for the Life Series Cash Management Fund; and (2) the management fee caps for the Life Series Government Fund, Life Series Investment Grade Fund and Life Series Target Maturity 2015 Fund until May 31, 2011. In addition, the Board considered that, with respect to the Life Series Cash Management Fund, FIMCO is currently waiving additional management fees to maintain total expense levels below the total expense cap for the Fund due to the low interest rate environment.

In considering the subadvisory fee rates charged by and costs and profitability of Paradigm, Muzinich, Smith Group and Vontobel with regard to their respective Sub-Advised Funds, the Board noted that FIMCO pays Paradigm, Muzinich, Smith Group or Vontobel, as the case may be, a subadvisory fee from its own advisory fee rather than each Sub-Advised Fund paying Paradigm, Muzinich, Smith Group or Vontobel a fee directly. At the May meeting, Paradigm, Muzinich, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by Paradigm, Muzinich, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of Paradigm, Muzinich, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Paradigm, Muzinich, Smith Group and Vontobel for services to each applicable Sub-Advised Fund appeared competitive to the fees Paradigm, Muzinich, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that Lipper expense comparisons do not take into account the size

136

of a fund complex, and as a result, in certain cases the Funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that the Expense Groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio and, for the Sub-Advised Funds, the subadvisory fee, on a relative basis. Based on the information considered, the Trustees concluded that each Fund’s advisory fees and expense ratio and, for the Sub-Advised Funds, the subadvisory fee, relative to comparable mutual funds was reasonable given the nature, extent and quality of the services to be provided under the New Advisory Agreement and, for the Sub-Advised Funds, the New Sub-Advisory Agreements.

Profitability. At the September Meeting, the Board reviewed the materials it received regarding Foresters capital resources. The Board also reviewed the materials provided by FIMCO at the May Meeting regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2009, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale. With respect to economies of scale, the Board considered that the Transaction could provide certain benefits to the Funds, including opportunities to increase the distribution of Fund shares and realize cost savings by leveraging certain available resources at Foresters. The Board considered that any resulting growth of Fund assets might produce economies of scale that could benefit Fund shareholders. The Board also considered that the fee schedules for each Fund, which will remain the same under the New Advisory Agreement, include breakpoints to account for management economies of scale.

137

Board Consideration of New Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

The Board also placed significant emphasis on its consideration at the May Meeting of whether economies of scale are benefiting the Funds based on breakpoints in each Fund’s fee schedule. The Board recognized that, although each Fund is not currently at an asset level at which it can take advantage of the breakpoints contained in its fee schedule, each schedule is structured so that when the assets of the Fund increase, economies of scale may be shared for the benefit of shareholders.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Paradigm, Muzinich, Smith Group, Vontobel and Foresters as a result of their relationships with the Funds. In that regard, the Board considered that the Funds may offer Foresters the opportunity to promote its fraternal mission by offering Foresters membership to existing shareholders. The Board noted that, at the May Meeting, the Board had considered the benefits that may accrue to FIMCO, Paradigm, Muzinich, Smith Group and Vontobel. The Board considered that FIMCO, Paradigm, Smith Group and Vontobel receive research from broker-dealers that execute brokerage transactions for the Funds. The Board noted that FIMCO and these three subadvisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered that Paradigm executes brokerage transactions for the Discovery Fund through the use of an affiliated broker-dealer and that this also provides a source of fall-out benefits to Paradigm. The Board also considered the fact that Muzinich does not engage in any soft dollar arrangements. The Board also considered the income received by FIC and FIMCO’s affiliated bank as a result of FIMCO’s management of the Funds.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, the Board concluded that the level of fees to be paid to FIMCO with respect to each Fund and to Paradigm, Muzinich, Smith Group and Vontobel with respect to each Sub-Advised Fund is reasonable. As a result, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and the New Sub-Advisory Agreements for the Sub-Advised Funds.

138

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

Position(s)
Held with
Funds and
Length of
	Service		Number of
	(Including	Principal Occupation(s)	Portfolios	Other
	with	During Past 5 Years and	in Fund	Trusteeships/
Name, Year of Birth	Predecessor	Other Directorships	Complex	Directorships
and Address**	Funds)	held by Trustee	Overseen	Held
___________	______	____________________	________	_____

DISINTERESTED TRUSTEES

Charles R. Barton, III	Trustee since	Chief Operating Officer	38	None
1965	1/1/06	(since 2007), Board
Director (since 1989) and
Trustee (since 1994) of
The Barton Group/Bar-
ton Mines Corporation
(mining and industrial
abrasives distribution);
President of Noe Pierson
Corporation (land holding
and management services
provider) (since 2004)

Stefan L. Geiringer	Trustee since	President and owner of	38	None
1934	1/1/06	SLG Energy LLC
(energy consulting)
(since 2010); Co-Founder
and Senior Vice President
of Real Time Energy
Solutions, Inc. (energy
consulting) (since 2005);
President and owner
of SLG, Inc. (energy
consulting) (since 2003)

139

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Position(s)
Held with
Funds and
Length of
	Service		Number of
	(Including	Principal Occupation(s)	Portfolios	Other
	with	During Past 5 Years and	in Fund	Trusteeships/
Name, Year of Birth	Predecessor	Other Directorships	Complex	Directorships
and Address**	Funds)	held by Trustee	Overseen	Held
___________	______	______________________	________	_____

DISINTERESTED TRUSTEES (continued)

Robert M. Grohol	Trustee since	None/Retired	38	None
1932	6/30/00 and
Chairman
since 1/1/10

Arthur M. Scutro, Jr.	Trustee since	None/Retired	38	None
1941	1/1/06

Mark R. Ward	Trustee since	Self-employed, consul-	38	None
1952	1/1/10	tant (since 2008); Senior
Partner, Ernst & Young,
LLP, Leader, Mid-Atlan-
tic Asset Management
Practice (2003–2007)

140

Position(s)
Held with
Funds and
Length of
	Service		Number of
	(Including	Principal Occupation(s)	Portfolios	Other
	with	During Past 5 Years and	in Fund	Trusteeships/
Name, Year of Birth	Predecessor	Other Directorships	Complex	Directorships
and Address**	Funds)	held by Trustee	Overseen	Held
___________	______	______________________	________	____

INTERESTED TRUSTEES***

Kathryn S. Head	Trustee since	Chairman, President and	38	None
1955	3/17/94 and	Director of First Investors
c/o First Investors	President	Consolidated Corporation,
Management Company, Inc.	since 2001	First Investors Manage-
Raritan Plaza I		ment Company, Inc.,
Edison, NJ 08837		Administrative Data Man-
agement Corp., N.A.K.
Realty Corporation,
Real Property Develop-
ment Corporation and
Route 33 Realty Corpora-
tion; and Chairman and
Director of First Investors
Corporation, First
Investors Federal Savings
Bank, First Investors Life
Insurance Company and
First Investors Credit
Corporation.**

141

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Position(s)
Held with
Funds and
Length of
	Service		Number of
	(Including	Principal Occupation(s)	Portfolios	Other
	with	During Past 5 Years and	in Fund	Trusteeships/
Name, Year of Birth	Predecessor	Other Directorships	Complex	Directorships
and Address**	Funds)	held by Trustee	Overseen	Held
___________	______	_____________________	________	_____

Christopher H. Pinkerton	Trustee and	Chairman of First	38	None
1958	President	Investors Management
	since	Company, Inc. and Admin-
	1/19/2011	istrative Data Management
Corp. since 2/4/2011;
President and Director of
First Investors Consoli-
dated Corporation, First
Investors Management
Company, Inc. and Admin-
istrative Data Management
Corp. since 1/19/2011;
Chairman and Director of
First Investors Corporation
since 1/19/2011; Director
of First Investors Life
Insurance Company since
1/19/2011; President, US
Division, The Independent
Order of Foresters, Chair-
man, Foresters Equity
Services (broker-dealer),
Chairman, Foresters
Financial Partners
(independent marketing
organization) since 2005;
Senior Vice President,
Foresters North American
Sales and Marketing
(2005-2007); President
and CEO, USAllianz
Investor Services (variable
insurance); and Chairman,
President and CEO,
USAllianz Investment Ad-
visor (investment adviser)
(1999-2005).

   * Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

 ** The address of each Trustee and officer listed above is c/o First Investors Legal Department, 110 Wall Street, New York, NY 10005 unless specified otherwise.

*** Effective January 19, 2011, Mr. Pinkerton became a Trustee of the Funds. He is an interested Trustee because he is an officer of FIMCO and the Funds. Ms. Kathryn S. Head retired from the Board of Trustees effective January 19, 2011.

142

Position(s)
Held with
Funds and
Length of
	Service		Number of
	(Including	Principal Occupation(s)	Portfolios	Other
	with	During Past 5 Years and	in Fund	Trusteeships/
Name, Year of Birth	Predecessor	Other Directorships	Complex	Directorships
and Address**	Funds)	held by Trustee	Overseen	Held
___________	______	_____________________	________	_____

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek	Treasurer	Treasurer of First	N/A	None
1957	since 1988	Investors Management
c/o First Investors		Company, Inc.
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Mary Carty	Secretary	Assistant Counsel of First	N/A	None
1950	since	Investors Management
	11/19/2010	Company, Inc., since
2010. Special Counsel
and Associate at Willkie
Farr & Gallagher LLP
(1998-2009).

Marc S. Milgram	Chief	Investment Compliance	N/A	None
1957	Compliance	Manager of First Inves-
	Officer since	tors Management Com-
	11/22/2010	pany, Inc., since 2009;
First Investors Federal
Savings Bank, President
since 2000, Treasurer
since 1987 and Director
since 2004; First Inves-
tors Corporation, Vice
President (2008-2009);
Administrative Data
Management Corp., Vice
President (2008-2009);
and First Investors Name
Saver, Inc. f/k/a/ School
Financial Management
Services, Inc., Treasurer
since 1992 and Director
(1992–2007).

143

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information
________________________________

Investment Adviser	Custodian
First Investors Management	(Cash Management, Government,
Company, Inc.	High Yield, Investment Grade and
110 Wall Street	Target Maturity 2015 Funds)
New York, NY 10005	The Bank of New York Mellon
One Wall Street
New York, NY 10286

Subadviser	Custodian
(Discovery Fund)	(Blue Chip, Discovery, Growth & Income,
Paradigm Capital Management, Inc.	International, Select Growth and Value Funds)
Nine Elk Street	Brown Brothers Harriman & Co.
Albany, NY 12207	40 Water Street
Boston, MA 02109

Subadviser	Transfer Agent
(High Yield Fund)	Administrative Data Management Corp.
Muzinich & Co., Inc.	Raritan Plaza I – 8th Floor
450 Park Avenue	Edison, NJ 08837-3620
New York, NY 10022

Subadviser	Independent Registered
(International Fund)	Public Accounting Firm
Vontobel Asset Management, Inc.	Tait, Weller & Baker LLP
1540 Broadway	1818 Market Street
New York, NY 10036	Philadelphia, PA 19103

Subadviser	Legal Counsel
(Select Growth Fund)	K&L Gates LLP
Smith Asset Management Group, L.P.	1601 K Street, N.W.
100 Crescent Court	Washington, D.C. 20006
Dallas, TX 75201

144

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

145

First Investors

110 Wall Street
New York, NY 10005

LIFEAR

Item 2. Code of Ethics

As of December 31, 2010, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

For the year ended December 31, 2010, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least two "audit committee financial experts" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2010	2009
	----	----
(a) Audit Fees	$130,000	$124,700

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$37,200	$36,000

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2010 and 2009 were $77,900 and $82,100, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/	CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

Date:		March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

First Investors Life Series Funds

By	/S/	CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

By		/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:		March 9, 2011